UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07443
Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2012 – October 31, 2013
Item 1: Reports to Shareholders

Annual Report | October 31, 2013

Vanguard Selected Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard Selected Value Fund	36.43%
Russell Midcap Value Index	33.45
Mid-Cap Value Funds Average	34.41
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Selected Value Fund	$21.01	$28.07	$0.440	$0.000

1

Chairman’s Letter

Dear Shareholder,

When stock markets are surging, mid-and small-capitalization equities are often at the forefront as confident investors more willingly accept the risk and volatility that typically accompany a commitment to smaller, less-established companies. For the fiscal year ended October 31, 2013, Vanguard Selected Value Fund benefited from just such an investment climate, as well as from superior stock choices and allocation decisions by the fund’s two advisors.

The fund returned more than 36%, about 3 percentage points more than its benchmark, the Russell Midcap Value Index, and 2 percentage points above the average return of its mid-cap value peers. Selected Value’s largest sector weightings––financials, industrials, consumer discretionary, information technology, and health care––were also its most productive. Of the nine sectors in which the fund had meaningful investments, only its second-smallest one, materials, had a negative return.

The fund was also hurt by the advisors’ decision to keep about 10% of its assets in cash, on average, during the period. The 10% cash position is unusual for Vanguard but not for Selected Value; its advisors have the flexibility to hold cash when they cannot find attractive stocks that meet their strict valuation criteria.

2

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year that appear later in this report.

Amid uncertainty, U.S. stocks found a path to strong returns

U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31. Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, in general, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal government shutdown, the period as a whole was marked by uncertainty about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and that of U.S. stocks may seem surprising—but Vanguard research has shown a weak relationship over the long term between a nation’s economic growth and its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

Outside the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Bond returns sagged as investors kept a close eye on the Fed

With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close but up from 1.69% at the end of the last fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

The advisors’ decisions helped the fund outpace its index

Although small-cap stocks led the market over the 12 months with returns that approached 40%, mid-caps were also lively participants in the rally, trumping their large-cap counterparts. Mid-cap growth stocks outpaced mid-cap value

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.38%	1.31%

The fund expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the fund’s expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Mid-Cap Value Funds.

4

stocks by less than 1 percentage point, and double-digit returns were evident across the mid-cap spectrum.

Investing opportunities were abundant among mid-cap companies, and the Selected Value Fund’s two advisors made a number of wise decisions in their efforts to outperform its comparative standards. In some cases, the fund’s holdings bested the benchmark’s; in others, the advisor avoided some subpar holdings that dampened the benchmark’s return.

Financial stocks, the fund’s largest sector, returned about 34% and contributed about one-quarter of the fund’s result. Selected Value’s holdings in insurance companies, consumer finance firms, commercial banks, and asset managers all returned at least 30%; the sector was boosted by a rosier investment climate, stronger balance sheets, improved lending conditions, and more robust housing and labor markets. The fund’s outperformance, though, was largely because the advisors almost entirely sidestepped real estate investment trusts (REITs), which stalled after a few years of solid growth.

Selected Value’s industrial and consumer discretionary sectors returned about 50% each. This reflected the economy’s slow but steady improvement, and the resulting ability and eagerness of consumers and corporations to spend more freely. Machinery firms, airlines, and electrical equipment companies were among the fund’s standouts in industrials. Clothing company Hanesbrands, which returned

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
Selected Value Fund	11.00%
Russell Midcap Value Index	10.62
Mid-Cap Value Funds Average	9.20
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

more than 100%, led the fund’s consumer discretionary sector, in which hotels and casinos, auto-parts companies, and housewares firms also performed well.

Perhaps most strikingly, the fund returned more than 80% in technology, compared with 50% for the benchmark. The advisors stayed with Micron Technology through earlier difficulties for the semiconductor equipment firm, and their commitment was rewarded this period with a return of more than 225%. Electronic equipment, software, and IT service companies also drove the fund’s success in the sector.

In health care, the advisors’ concentrated stock choices among providers, managed care firms, and distributors proved fruitful.

Selected Value’s biggest stumbling block was in materials. With gold and silver miners struggling as precious metals prices slid, the fund’s metals and mining holdings returned –50%. That decline outweighed a 48% advance for its specialty chemicals stocks. In energy, the advisors’ holdings underperformed those of the benchmark.

You can find more information on the fund’s positioning and performance during the fiscal year in the Advisors’ Report that follows this letter.

Ten-year results show the fund’s solid advisory arrangement

The Selected Value Fund’s two advisors––Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc.––both take a value approach to investing, albeit from different perspectives. Barrow, Hanley seeks out-of-favor stocks of solid companies that regularly pay dividends; Donald Smith considers the stocks of troubled companies that may not have much further to fall, but have the potential to stage major rebounds.

Barrow, Hanley has advised the fund since its 1996 inception and Donald Smith since 2005. As measured by the results of the last decade, the arrangement has been a solid one. For the ten years ended October 31, 2013, the Selected Value Fund posted an average annual return of 11.00%. Its benchmark (which bears no expenses) returned 10.62%, and the peer group’s average annual return was 9.20%.

6

Selected Value is served by the advisors’ experience, skill, and knowledge along with low costs, which allow you to keep more of the fund’s return.

Combining diversity of thought with low costs brings benefits

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

These elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance?, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 15, 2013

7

Advisors’ Report

For the fiscal year ended October 31, 2013, Vanguard Selected Value Fund returned 36.43%. Your fund is managed by two independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on November 21, 2013.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:
James P. Barrow,
Executive Director

Mark Giambrone,
Managing Director

Over the last 12 months, we have seen a substantial rise in the stock market, helped by an improving U.S. housing market, modest U.S. growth, a stabilizing Europe and China, and continued low interest

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	71	4,988	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	24	1,664	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	5	367	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

rates. During such a rally, the smallest, most distressed, or least profitable companies tend to lead. Our portfolio typically will lag initially, then catch up as the market once again focuses on solid fundamentals, good valuations, cash flows, and healthy, growing dividend yields.

This scenario played out as the fiscal year progressed, and the portfolio produced strong absolute and relative returns.

We believe it is well-positioned for a modest and consistent improvement in the economy and the eventual rise in interest rates.

Accordingly, we are overweighted in consumer discretionary, health care, and industrial stocks and have the largest allocation to financials. These weightings and our stock selection in these sectors added significantly to our outperformance. We are underweighted in information technology, utilities, and materials. In financials, we are underweighted in real estate investment trusts (REITs). We believe that traditionally high-yielding stocks such as utilities and REITs have had substantial runs because of continued low interest rates and have little room for increased valuation or much additional yield. We see considerable risk to these valuations should rates rise.

We believe our portfolio contains significantly undervalued companies that should perform well over time or be acquired by buyers who recognize their value. In September, Molex, a maker of electronic connectors, was acquired for a substantial premium that added to our performance.

This continues a consistent pattern of mergers and acquisitions in this fund and highlights one of the benefits of investing in mid-capitalization stocks. We expect this type of activity to continue, given that corporate balance sheets are healthy, most companies are generating considerable free cash flow, cash holdings are offering low returns, and mergers and acquisitions can be a controlled way to expand a business and add to the bottom line.

Donald Smith & Co., Inc.

Portfolio Managers:
Donald G. Smith,
Chief Investment Officer

Richard L. Greenberg, CFA,
Senior Vice President

The portfolio at the end of October met our goal by consisting of a concentrated group of stocks with low price-to-tangible book value and attractive long-term earnings potential. The portfolio currently sells at 104% of tangible book value and 9.2 times our estimate of normalized earnings. The Standard & Poor’s 500 Index, by contrast, sells at more than 500% of tangible book value and 18.5 times normalized earnings.

Our largest holding, Micron Technology, rose 226%. Its acquisition of competitor Elpida Memory closed in July. Micron paid a large discount to both book value and replacement cost, and the deal could double its normalized earnings per share. Another large technology holding, Ingram Micro, also did well (+52.4%).

9

Our two domestic airline holdings, Southwest Airlines and JetBlue Airways, appreciated substantially as industry consolidation improved pricing and reduced supply. Our insurance holdings––Unum, Everest Re, American National, CNA Financial, and XL Group––were all selling at discounts to tangible book value when we bought them. Higher insurance rates and stock buybacks at favorable prices have helped lift stock prices closer to book value.

By far the largest detriments to performance were precious metals stocks; their price declines reflected the fall in gold and silver. Our primary precious metals holding, Yamana Gold, dropped about 50%. In utilities, Exelon (–15.9%) sagged amid oversupply and weak pricing for electricity. We sold our holdings in NV Energy, and GenOn Energy was acquired by NRG Energy.

Three companies were added. We invested in AerCap Holdings, an aircraft leasing company, at 83% of tangible book value and seven times earnings. Third-party appraisals of AerCap’s aircraft indicate that its book value is understated by $5 to $10 per share. A shareholder-friendly management has purchased almost one-quarter of outstanding shares over the past two years. The second addition, Coeur d’Alene Mines, is a top miner of silver and gold, with a geographically diverse range of mines in generally mining-friendly countries such as the United States and Mexico. Its strong balance sheet and positive cash flow, even at today’s lower precious metals prices, will enable Coeur d’Alene to weather the difficult environment and prosper in the next upturn. We bought the stock at about 70% of tangible book value. The third addition, Celestica, is an electronics manufacturing services company. About one-third of its market cap is in cash, which the company has been using to grow its business and buy back stock. We bought Celestica stock at about book value.

Technology (at 17.6%) and insurance (at 17.1%) are our two largest industry weightings. Airlines and aircraft leasing account for 16.0% of the portfolio. We have been adding shares in undervalued companies that depend on two depressed commodities, natural gas (WPX Energy) and gold (Yamana, Coeur d’Alene Mines). Finding attractive companies to buy has been difficult after such a strong stock market run. We are hopeful that a market correction will offer new opportunities.

10

Selected Value Fund

Fund Profile
As of October 31, 2013

Portfolio Characteristics
		Russell	DJ U.S.
		Midcap	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	66	526	3,612
Median Market Cap	$9.2B	$9.0B	$41.6B
Price/Earnings Ratio	18.7x	21.3x	19.8x
Price/Book Ratio	1.7x	1.7x	2.5x
Return on Equity	11.1%	8.8%	16.5%
Earnings Growth Rate	6.6%	5.8%	10.6%
Dividend Yield	2.0%	2.1%	1.9%
Foreign Holdings	5.2%	0.0%	0.0%
Turnover Rate	27%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.38%	—	—
30-Day SEC Yield	1.44%	—	—
Short-Term Reserves	6.5%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	15.6%	9.0%	13.3%
Consumer Staples	3.8	2.9	8.8
Energy	8.7	7.4	9.7
Financials	26.5	32.6	17.3
Health Care	10.3	8.3	12.5
Industrials	16.3	11.2	11.5
Information Technology	10.2	10.3	17.7
Materials	4.2	5.3	3.8
Telecommunication
Services	0.1	0.7	2.2
Utilities	4.3	12.3	3.2

Volatility Measures
	Russell
	Midcap	DJ U.S.
	Value	Total Market
	Index	FA Index
R-Squared	0.96	0.95
Beta	0.91	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	2.7%
Micron Technology Inc.	Semiconductors	2.5
Omnicare Inc.	Health Care Services	2.4
Cardinal Health Inc.	Health Care
	Distributors	2.4
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	2.2
XL Group plc	Property & Casualty
	Insurance	2.2
CA Inc.	Systems Software	2.2
Delphi Automotive plc	Auto Parts &
	Equipment	2.2
Total System Services	Data Processing &
Inc.	Outsourced Services	2.1
Eaton Corp. plc	Electrical
	Components &
	Equipment	2.0
Top Ten		22.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratio was 0.43%.

11

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Selected Value Fund*	36.43%	20.08%	11.00%	$28,399
••••••••	Russell Midcap Value Index	33.45	18.85	10.62	27,445
– – – –	Mid-Cap Value Funds Average	34.41	17.95	9.20	24,110
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	28.86	16.01	8.13	21,850
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Selected Value Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	32.54%	14.48%	11.14%

13

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (88.0%)[1]
Consumer Discretionary (13.9%)
	Royal Caribbean
	Cruises Ltd.	4,444,825	186,861
	Hanesbrands Inc.	2,301,400	156,771
	Delphi Automotive plc	2,672,900	152,890
	L Brands Inc.	2,086,300	130,623
	International Game
	Technology	6,789,300	127,639
	Newell Rubbermaid Inc.	2,748,800	81,447
*	Murphy USA Inc.	1,827,325	74,153
	Dillard’s Inc. Class A	384,196	31,496
	Rent-A-Center Inc.	889,470	30,456
	CST Brands Inc.	22,277	718
			973,054
Consumer Staples (3.0%)
	Lorillard Inc.	2,238,300	114,176
	Reynolds American Inc.	1,940,200	99,668
			213,844
Energy (7.5%)
	Murphy Oil Corp.	2,166,200	130,665
*	WPX Energy Inc.	5,559,186	123,080
	Helmerich & Payne Inc.	1,262,200	97,884
	Seadrill Ltd.	1,976,800	92,158
^	Golar LNG Ltd.	1,557,947	57,847
	Nabors Industries Ltd.	835,000	14,596
	Valero Energy Corp.	237,000	9,757
*,^	Overseas Shipholding
	Group Inc.	472,900	1,632
			527,619
Financials (23.9%)
	XL Group plc Class A	5,110,381	156,224
	New York Community
	Bancorp Inc.	8,694,600	140,939
	Fifth Third Bancorp	7,347,900	139,831

	Discover Financial
	Services	2,669,400	138,489
	Capital One Financial
	Corp.	1,835,900	126,071
	Willis Group Holdings plc	2,730,200	123,050
	Ameriprise Financial Inc.	1,209,500	121,603
*	CIT Group Inc.	2,484,600	119,658
	SLM Corp.	4,618,000	117,159
	People’s United
	Financial Inc.	6,912,100	99,742
	CNA Financial Corp.	2,336,662	94,845
	First Niagara Financial
	Group Inc.	7,950,900	87,698
*	Genworth Financial Inc.
	Class A	5,475,817	79,564
	Unum Group	1,990,890	63,191
	Everest Re Group Ltd.	357,437	54,952
	American National
	Insurance Co.	164,858	16,662
			1,679,678
Health Care (8.9%)
	Omnicare Inc.	3,096,700	170,783
	Cardinal Health Inc.	2,891,200	169,598
	St. Jude Medical Inc.	2,489,900	142,895
	Cigna Corp.	1,855,100	142,806
			626,082
Industrials (14.7%)
	Eaton Corp. plc	2,032,500	143,413
	Pentair Ltd.	2,026,300	135,944
	SPX Corp.	1,337,200	121,297
	Stanley Black &
	Decker Inc.	1,388,500	109,816
	KBR Inc.	2,771,300	95,721
	Southwest Airlines Co.	5,343,930	92,023
*	Air France-KLM ADR	7,473,685	78,231
	Joy Global Inc.	1,357,600	77,044
*	JetBlue Airways Corp.	7,389,729	52,393

14

Selected Value Fund

			Market
			Value
		Shares	($000)
	L-3 Communications
	Holdings Inc.	510,400	51,270
*	AerCap Holdings NV	2,322,811	47,130
	Xylem Inc.	689,400	23,784
			1,028,066
Information Technology (8.6%)
*	Micron Technology Inc.	10,000,000	176,800
	CA Inc.	4,878,900	154,954
	Total System
	Services Inc.	5,007,778	149,382
*	Ingram Micro Inc.	4,191,299	97,112
*	Celestica Inc.	2,025,000	22,194
			600,442
Materials (3.7%)
	Yamana Gold Inc.	12,792,246	127,027
	Rockwood Holdings Inc.	1,949,087	123,280
*	Coeur Mining Inc.	825,000	10,073
			260,380
Utilities (3.8%)
	CenterPoint Energy Inc.	2,573,900	63,318
	Xcel Energy Inc.	1,929,600	55,688
	Pinnacle West
	Capital Corp.	886,500	49,671
	ONEOK Inc.	768,900	43,443
	Exelon Corp.	1,133,003	32,336
	NRG Energy Inc.	796,234	22,716
			267,172
Total Common Stocks
(Cost $4,188,764)			6,176,337
Temporary Cash Investments (12.0%)[1]
Money Market Fund (11.8%)
[2,3]	Vanguard Market
	Liquidity
	Fund, 0.120%	825,393,244	825,393

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[4],5	Federal Home Loan Bank
	Discount Notes,
	0.050%, 11/22/13	3,000	3,000
[4],5	Federal Home Loan Bank
	Discount Notes,
	0.050-0.055%, 11/29/13	3,300	3,300
[4],5	Federal Home Loan Bank
	Discount Notes,
	0.190%, 1/15/14	1,100	1,100

[4],5	Federal Home Loan Bank
	Discount Notes,
	0.080%, 2/28/14	1,000	999
[4],6	Freddie Mac Discount Notes,
	0.095-.100%, 1/27/14	5,000	4,998
[4],6	Freddie Mac Discount Notes,
	0.150%, 2/3/14	2,400	2,399
[4],6	Freddie Mac Discount Notes,
	0.085%, 3/3/14	1,000	999
			16,795
Total Temporary Cash Investments
(Cost $842,190)			842,188
Total Investments (100.0%)
(Cost $5,030,954)			7,018,525
Other Assets and Liabilities (0.0%)
Other Assets			50,878
Liabilities[3]			(50,836)
			42
Net Assets (100%)
Applicable to 249,993,887 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			7,018,567
Net Asset Value Per Share			$28.07

15

Selected Value Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	4,663,145
Undistributed Net Investment Income	56,037
Accumulated Net Realized Gains	302,552
Unrealized Appreciation (Depreciation)
Investment Securities	1,987,571
Futures Contracts	9,262
Net Assets	7,018,567

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,187,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 93.3% and 6.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $18,568,000 of collateral received for securities on loan.
4 Securities with a value of $16,795,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1]	113,089
Interest[2]	831
Securities Lending	441
Total Income	114,361
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,582
Performance Adjustment	1,193
The Vanguard Group—Note C
Management and Administrative	9,157
Marketing and Distribution	916
Custodian Fees	52
Auditing Fees	29
Shareholders’ Reports	47
Trustees’ Fees and Expenses	13
Total Expenses	22,989
Expenses Paid Indirectly	(278)
Net Expenses	22,711
Net Investment Income	91,650
Realized Net Gain (Loss)
Investment Securities Sold	340,885
Futures Contracts	43,592
Realized Net Gain (Loss)	384,477
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,194,522
Futures Contracts	12,426
Change in Unrealized Appreciation (Depreciation)	1,206,948
Net Increase (Decrease) in Net Assets Resulting from Operations	1,683,075
1 Dividends are net of foreign withholding taxes of $318,000.
2 Interest income from an affiliated company of the fund was $817,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	91,650	82,804
Realized Net Gain (Loss)	384,477	233,261
Change in Unrealized Appreciation (Depreciation)	1,206,948	208,484
Net Increase (Decrease) in Net Assets Resulting from Operations	1,683,075	524,549
Distributions
Net Investment Income	(90,598)	(67,422)
Realized Capital Gain	—	—
Total Distributions	(90,598)	(67,422)
Capital Share Transactions
Issued	1,708,267	541,729
Issued in Lieu of Cash Distributions	81,500	60,262
Redeemed[1]	(700,802)	(678,320)
Net Increase (Decrease) from Capital Share Transactions	1,088,965	(76,329)
Total Increase (Decrease)	2,681,442	380,798
Net Assets
Beginning of Period	4,337,125	3,956,327
End of Period[2]	7,018,567	4,337,125
1 Net of redemption fees for fiscal 2012 of $177,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $56,037,000 and $58,409,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$21.01	$18.81	$17.73	$14.78	$12.48
Investment Operations
Net Investment Income	.395	.405	.334	.250	.254
Net Realized and Unrealized Gain (Loss)
on Investments	7.105	2.122	1.037	2.941	2.463
Total from Investment Operations	7.500	2.527	1.371	3.191	2.717
Distributions
Dividends from Net Investment Income	(.440)	(.327)	(.291)	(.241)	(.417)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.440)	(.327)	(.291)	(.241)	(.417)
Net Asset Value, End of Period	$28.07	$21.01	$18.81	$17.73	$14.78

Total Return[1]	36.43%	13.64%	7.74%	21.75%	22.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,019	$4,337	$3,956	$3,639	$2,851
Ratio of Total Expenses to
Average Net Assets[2]	0.43%	0.38%	0.45%	0.47%	0.52%
Ratio of Net Investment Income to
Average Net Assets	1.70%	2.00%	1.74%	1.52%	1.93%
Portfolio Turnover Rate	27%	18%	25%	22%	30%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.03%), 0.04%, 0.05%, and 0.05%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

20

Selected Value Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before an increase of $1,193,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

21

Selected Value Fund

contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $776,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2013, these arrangements reduced the fund’s expenses by $278,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,176,337	—	—
Temporary Cash Investments	825,393	16,795	—
Futures Contracts—Liabilities[1]	(1,967)	—	—
Total	6,999,763	16,795	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2013	2,210	193,486	3,055
S&P 500 Index	December 2013	400	175,100	6,207

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Selected Value Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,424,000 from undistributed net investment income, and $12,304,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $72,182,000 to offset taxable capital gains realized during the year ended October 31, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2013, the fund had $63,507,000 of ordinary income and $318,326,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $5,036,862,000. Net unrealized appreciation of investment securities for tax purposes was $1,981,663,000, consisting of unrealized gains of $2,061,255,000 on securities that had risen in value since their purchase and $79,592,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2013, the fund purchased $2,000,687,000 of investment securities and sold $1,297,874,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	68,780	27,462
Issued in Lieu of Cash Distributions	3,922	3,211
Redeemed	(29,178)	(34,501)
Net Increase (Decrease) in Shares Outstanding	43,524	(3,828)

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2013

Special 2013 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $12,304,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $90,598,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 93.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund
Periods Ended October 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	36.43%	20.08%	11.00%
Returns After Taxes on Distributions	36.01	19.68	10.35
Returns After Taxes on Distributions and Sale of Fund Shares	21.15	16.39	9.06

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,171.54	$2.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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You can obtain a free copy of Vanguard’s proxy voting
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© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9340 122013

Annual Report | October 31, 2013

Vanguard Mid-Cap Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard Mid-Cap Growth Fund	30.32%
Russell Midcap Growth Index	33.93
Mid-Cap Growth Funds Average	32.58
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$20.95	$25.72	$0.075	$1.168

Chairman’s Letter

Dear Shareholder,

The U.S. stock market turned in a strong performance for the 12 months ended October 31, 2013. Mid-capitalization stocks—like those held in Vanguard Mid-Cap Growth Fund—outperformed their larger-cap counterparts as well as the broad market.

In this investment environment, the Mid-Cap Growth Fund returned 30.32%. That robust result notwithstanding, the fund trailed its benchmark, the Russell Midcap Growth Index, by more than 3 percentage points, mainly because of subpar stock selection in a handful of sectors. The fund also lagged the average return of its peers.

If you own shares of the fund in a taxable account, you may wish to review the information about after-tax returns presented later in this report. Please note that as of October 31, 2013, the fund had realized short-term capital gains of $0.78 per share and long-term gains of $1.74, together accounting for 9.8% of fund assets. Gains are distributed in December.

Amid uncertainties, U.S. stocks found a path to strong returns

U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31, 2013. Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, on the whole, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial shutdown of the federal government, the period as a whole was marked by uncertainty about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and that of U.S. stocks may seem surprising—but Vanguard research has shown a weak relationship over the long term between a nation’s economic growth and its stock returns. (You can read more in

The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Bond returns sagged as investors kept a close eye on the Fed

With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close but up from 1.69% at the end of the previous fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

Mid-caps performed robustly, with gains across all sectors

In keeping with its name, Vanguard Mid-Cap Growth Fund invests primarily in stocks of mid-cap U.S. companies that the fund’s advisors believe have a strong potential for growth. Mid-cap stocks, as I mentioned previously, generated impressive results for the fiscal year, outperforming the broad market.

In this environment, the fund posted gains in all nine market sectors in which it was invested (it held no utility stocks). Its shares in the industrial, consumer discretionary, and financial sectors—which together constituted just over half of

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.54%	1.35%

The fund expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the fund’s expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Mid-Cap Growth Funds.

the fund’s assets, on average, during the period—produced nearly two-thirds of its return.

The industrial sector, often considered a gauge of the health of the economy, contributed most to fund performance. Standouts included trucking companies and aerospace and defense firms.

Consumer discretionary, the fund’s largest sector, was its second-biggest contributor, as signs of economic improvement further bolstered consumer spending. The sector posted strong returns across the board, led by stocks of hotels, apparel companies, and specialty retailers.

Financial stocks were also among the market’s top performers. The industry’s widespread resurgence, which followed several years of dismal results in the wake of the 2008–2009 financial crisis, continued throughout the 12 months, generating solid returns across the sector. Regional banks and asset management firms did particularly well.

The fund’s holdings in information technology and health care also boosted its overall performance.

Your fund’s tempered results compared with its benchmark can be attributed to the advisors’ stock selection in a few sectors. Although the fund’s consumer discretionary holdings added significantly to its

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
Mid-Cap Growth Fund	9.23%
Russell Midcap Growth Index	9.60
Mid-Cap Growth Funds Average	8.10
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

overall return, a lack of some high-flying internet stocks hurt its relative results. The advisors’ choices in health care, energy, and information technology also weighed on relative performance.

Despite challenges, the fund yielded competitive ten-year results

For the decade ended October 31, Vanguard Mid-Cap Growth Fund posted an average annual return of 9.23%, trailing its index (+9.60%) but outpacing its peer-group average (+8.10%).

This ten-year period saw periods of extreme volatility, including the trauma of the financial crisis. We thank the current team of advisors—Chartwell Investment Partners and William Blair & Company, which came aboard in 2006, for their stewardship of the fund. We believe that their ongoing efforts, supplemented by the fund’s low costs, will keep it competitive over the long term.

Combining diversity of thought with low costs brings benefits

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

All these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance?, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2013

Advisors’ Report

During the fiscal year ended October 31, 2013, Vanguard Mid-Cap Growth Fund returned 30.32%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 20, 2013.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner and
Senior Portfolio Manager

Financial markets rose impressively over the fiscal year, with some indexes exceeding prerecession levels. This advance was underpinned by signs of economic recovery in employment and housing data, generally positive earnings reports, and continued supportive Federal Reserve actions. Political distractions in

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	48	1,366	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair & Company, L.L.C.	47	1,344	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	5	127	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Washington caused uncertainty; the recovery’s pace and strength, a pervasive concern for financial markets, remain entangled with political developments around the globe. Accordingly, we are navigating these unsettled times with a portfolio focused on mid-capitalization companies that demonstrate above-average growth potential supported by good products and expanding markets. This approach leads to portfolio decisions that steadfastly reflect our bias toward quality, leadership, defensible profit margins, and a pattern of successfully executing growth-oriented business plans.

Stock selection was successful within our top-performing groups: business services, capital spending, and consumer services. Fuel card provider FleetCor Technologies was able to sell higher levels of service to clients and expand its geographic reach, leading to strong earnings outperformance. Global advertising agency Interpublic Group improved its revenues and profit margins as it recovers market share and leverage costs. Hertz Global Holdings drove stronger earnings growth through solid pricing discipline and expense management, along with expected financial benefits from its acquisition of Dollar Thrifty Automotive Group. Manufacturer B/E Aerospace’s investments in research and development helped the company increase its shares of the wide- and narrow-body aircraft markets. Apparel company Hanesbrands captured market share and improved margins after key innovations increased sales and distribution. Its acquisition of Maidenform Brands is also expected to boost earnings. Rising shares of Domino’s Pizza were supported by sales growth, including solid year-over-year comparisons related to the company’s successful introduction of pan pizza and its continued international expansion.

The portfolio also benefited from our investment in Southeast regional bank Regions Financial. Continued positive credit trends, cost management, and expanded net interest margin aided performance. Strong results for IntercontinentalExchange, a global electronic marketplace operator, were driven by solid fundamentals and recognition that its acquisition of NYSE Euronext could provide additional earnings and other benefits. Lastly, railroad operator Genesee & Wyoming outperformed as a result of increased freight traffic and accelerated benefits from its acquisition of rival RailAmerica.

The technology and consumer discretionary sectors detracted the most. Near-term data for analytic services company Teradata suggested that its returns were hurt by delays in the purchase of large-ticket items and smaller initial deployments of longer return-on-investment solutions. Equinix, a data center provider, encountered revenue pressure and elevated pricing risk. Riverbed Technology, a provider of wide area network (WAN) optimization products, performed poorly amid a slowdown in its saturated core market; also, its acquisition of OPNET Technologies hindered margins and failed to reignite growth. TIBCO Software lost value as it struggled with slow sales in its legacy software business and excessive management turnover.

8

Homebuilder D.R. Horton was hurt by industrywide concerns that rising interest rates and steeply declining mortgage applications might impede the housing recovery.

In the health care sector, managed-care company Humana underestimated costs for new members and underpriced that business, triggering a lower earnings outlook during the time we owned the stock. Its performance has since recovered. Medical technology company Volcano, facing a challenging industry environment in which the number of coronary angioplasties performed in the United States is declining, lowered its revenue guidance.

William Blair & Company, L.L.C.

Portfolio Managers:
Robert C. Lanphier, Partner

David Ricci, CFA, Partner

U.S. mid-cap growth stocks, as measured by the Russell Midcap Growth Index, returned a robust 33.93% for the fiscal year, while Vanguard Mid-Cap Growth Fund underperformed.

Absent a major market correction before year-end, 2013 will be the fourth calendar year out of five in which mid-cap growth stocks had double-digit returns; three of these years (including 2013) saw returns of more than 20%. In general, the primary drivers of the strong equity performance over the last 12 months were improving economic data, especially in housing and employment, and actions by central banks.

Rebounding home prices and homebuilding boosted housing-related employment and overall consumer confidence.

The portfolio underperformed because of investment style challenges and weak stock selection. From a style perspective, our more conservative investment approach (that is, typical lower beta, or less risk) was a negative. Probably more important was our tendency to underweight cheaper stocks (based on near-term consensus fundamentals) because of our biases toward stronger growth and higher quality. The market’s gravitation to cheaper stocks was a clear hindrance.

Stock selection also notably detracted from relative return, especially in the health care and consumer discretionary sectors. In health care, HMS Holdings detracted the most. Uncertainty over renewal of its Medicare audit contract with the federal government and a slowdown in Medicaid enrollments in the improving economy have been largely responsible for slowing growth and souring investor sentiment. Bedding company Select Comfort was the main detractor in consumer discretionary. Its stock underperformed as growth slowed, in part because of a hiccup in its media-buying strategy and greater-than-expected marketing and advertising expenses. IT company SolarWinds was another notable detractor, mainly because of a weak environment for network performance management spending and mismanagement in its sales force.

9

Despite overall underperformance, the portfolio had a few bright spots. Green Mountain Coffee Roasters, in consumer staples, contributed the most. A new CEO with substantial industry expertise laid out an encouraging strategy to increase revenue and improve efficiencies in the wake of the company’s rapid growth. CoStar Group, in IT, was our second-largest relative contributor, thanks to better-than-expected fundamentals. The company improved an already strong cross-sale rate of its commercial real estate data to customers of LoopNet, a rival it acquired in 2012. Pandora Media, also in IT, was the third-largest contributor as internet radio continues to steal market share from traditional radio and advertisers increasingly use Pandora’s more targeted ad platform.

The marketplace will closely watch the Federal Reserve’s potential tapering of quantitative easing for its impact on investor sentiment, the housing recovery, and loan demand. Recent positive data from the United States, Europe, Japan, and China could signal the start of a synchronized global recovery into 2014. Valuations on U.S. stocks, while not discounted, remain reasonable. Mutual fund cash flows have moved away from bond funds and into stock funds, and that could further boost equity returns.

In the end, we consider these macroeconomic variables and factor different economic scenarios into our stock-picking; however, we remain focused on constructing our portfolio from the bottom up.

10

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2013

Portfolio Characteristics
		Russell	DJ U.S.
		Midcap	Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	121	493	3,612
Median Market Cap	$7.6B	$11.2B	$41.6B
Price/Earnings Ratio	25.9x	27.0x	19.8x
Price/Book Ratio	3.9x	5.0x	2.5x
Return on Equity	16.2%	18.1%	16.5%
Earnings Growth Rate	19.4%	14.2%	10.6%
Dividend Yield	0.6%	1.1%	1.9%
Foreign Holdings	1.8%	0.0%	0.0%
Turnover Rate	83%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.54%	—	—
30-Day SEC Yield	0.13%	—	—
Short-Term Reserves	2.3%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 21.0%		25.0%	13.3%
Consumer Staples	3.4	8.3	8.8
Energy	5.5	6.3	9.7
Financials	11.7	8.3	17.3
Health Care	15.6	13.0	12.5
Industrials	19.6	14.8	11.5
Information Technology	19.4	16.1	17.7
Materials	2.3	5.9	3.8
Telecommunication
Services	1.3	1.5	2.2
Utilities	0.2	0.8	3.2

Volatility Measures
	Russell
	Midcap	DJ U.S.
	Growth	Total Market
	Index	FA Index
R-Squared	0.96	0.89
Beta	0.92	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Perrigo Co.	Pharmaceuticals	2.2%
Dick's Sporting Goods
Inc.	Specialty Stores	2.0
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	1.7
B/E Aerospace Inc.	Aerospace &
	Defense	1.6
Amphenol Corp.	Electronic
	Components	1.5
Signature Bank	Regional Banks	1.4
Mead Johnson Nutrition	Packaged Foods &
Co.	Meats	1.4
O'Reilly Automotive Inc.	Automotive Retail	1.4
AMETEK Inc.	Electrical
	Components &
	Equipment	1.3
Citrix Systems Inc.	Application Software	1.2
Top Ten		15.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratio was 0.51%.

11

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Mid-Cap Growth Fund*	30.32%	18.86%	9.23%	$24,186
••••••••	Russell Midcap Growth Index	33.93	20.32	9.60	24,999
– – – –	Mid-Cap Growth Funds Average	32.58	17.81	8.10	21,796
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	28.86	16.01	8.13	21,850
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Mid-Cap Growth Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	24.86%	13.43%	10.01%

13

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.0%)[1]
Consumer Discretionary (20.1%)
	Dick’s Sporting Goods Inc.	1,084,600	57,712
*	O’Reilly Automotive Inc.	310,300	38,418
*	Dollar General Corp.	574,226	33,179
	Six Flags
	Entertainment Corp.	874,780	32,901
	Harley-Davidson Inc.	456,300	29,221
*	Lululemon Athletica Inc.	421,200	29,084
*	Bed Bath & Beyond Inc.	369,000	28,531
	Lennar Corp. Class A	791,570	28,140
*	MGM Resorts
	International	1,270,600	24,192
	Carter’s Inc.	334,425	23,126
	GNC Holdings Inc.
	Class A	381,425	22,435
	Hanesbrands Inc.	325,095	22,145
	Group 1 Automotive Inc.	343,547	21,987
*	Select Comfort Corp.	1,196,723	21,924
*	Fossil Group Inc.	172,700	21,923
	Interpublic Group of
	Cos. Inc.	1,183,580	19,884
	VF Corp.	92,170	19,817
	Wyndham Worldwide Corp.	275,325	18,282
	Cheesecake Factory Inc.	383,075	18,100
	Guess? Inc.	501,820	15,682
*	Chipotle Mexican Grill Inc.
	Class A	28,900	15,229
	Ralph Lauren Corp. Class A	85,555	14,171
	H&R Block Inc.	480,180	13,656
			569,739
Consumer Staples (3.1%)
	Mead Johnson Nutrition Co.	482,000	39,360
*	Green Mountain Coffee
	Roasters Inc.	360,945	22,671
	Church & Dwight Co. Inc.	214,648	13,984
	McCormick & Co. Inc.	187,200	12,945
			88,960

Energy (5.2%)
*	Denbury Resources Inc.	1,198,850	22,766
*	Concho Resources Inc.	201,815	22,323
	Range Resources Corp.	241,200	18,261
*	FMC Technologies Inc.	330,800	16,722
*	Gulfport Energy Corp.	259,050	15,204
*	Whiting Petroleum Corp.	226,100	15,124
	Cabot Oil & Gas Corp.	331,330	11,703
*	Newfield Exploration Co.	334,500	10,185
	Helmerich & Payne Inc.	97,633	7,571
	Oceaneering
	International Inc.	83,600	7,180
			147,039
Exchange-Traded Fund (0.3%)
^,2	Vanguard Mid-Cap ETF	82,700	8,759

Financials (10.7%)
*	Affiliated Managers
	Group Inc.	244,480	48,270
*	Signature Bank	390,416	39,752
*	IntercontinentalExchange
	Inc.	156,635	30,188
	LPL Financial Holdings Inc.	668,384	27,230
	Discover Financial Services	407,235	21,127
	Zions Bancorporation	743,384	21,090
	First Republic Bank	357,100	18,237
	SEI Investments Co.	530,150	17,596
	Invesco Ltd.	514,058	17,350
	Lazard Ltd. Class A	436,635	16,876
	Assured Guaranty Ltd.	780,150	15,993
	Huntington
	Bancshares Inc.	1,671,665	14,711
	T. Rowe Price Group Inc.	184,600	14,290
			302,710
Health Care (15.1%)
	Perrigo Co.	457,650	63,105
*	IDEXX Laboratories Inc.	319,011	34,409
*	BioMarin
	Pharmaceutical Inc.	530,070	33,299

14

Mid-Cap Growth Fund

			Market
			Value
		Shares	($000)
*	Mettler-Toledo
	International Inc.	126,370	31,272
*	HMS Holdings Corp.	1,472,836	31,121
*	Sirona Dental
	Systems Inc.	378,100	27,318
*	ICON plc	555,700	22,472
	HealthSouth Corp.	591,831	20,779
	Zoetis Inc.	646,325	20,463
	Agilent
	Technologies Inc.	389,595	19,776
*	Covance Inc.	219,900	19,628
*	Cerner Corp.	341,800	19,151
	Cooper Cos. Inc.	131,112	16,941
*	MEDNAX Inc.	152,058	16,577
	Thermo Fisher
	Scientific Inc.	144,225	14,102
*	Waters Corp.	127,064	12,823
*	Catamaran Corp.	272,400	12,792
*	Alexion
	Pharmaceuticals Inc.	92,175	11,333
			427,361
Industrials (18.8%)
*	B/E Aerospace Inc.	570,355	46,290
	AMETEK Inc.	757,755	36,243
*	Stericycle Inc.	283,190	32,907
*	Jacobs Engineering
	Group Inc.	497,300	30,246
*	WESCO International Inc.	319,529	27,307
	Equifax Inc.	408,100	26,392
	JB Hunt Transport
	Services Inc.	324,500	24,347
*	United Rentals Inc.	374,720	24,203
	TransDigm Group Inc.	165,100	24,007
*	Clean Harbors Inc.	388,100	23,965
	Waste Connections Inc.	478,940	20,470
*	Genesee & Wyoming Inc.
	Class A	204,820	20,449
*	Old Dominion Freight
	Line Inc.	433,740	20,342
	Nordson Corp.	281,300	20,279
*	Hertz Global Holdings Inc.	860,775	19,763
*	IHS Inc. Class A	180,725	19,708
	Alaska Air Group Inc.	259,050	18,305
	Actuant Corp. Class A	454,825	17,083
	Flowserve Corp.	240,975	16,741
*	Verisk Analytics Inc.
	Class A	237,960	16,305
	KAR Auction Services Inc.	521,100	15,487
	Graco Inc.	165,900	12,818
	Hubbell Inc. Class B	98,200	10,560
	Fastenal Co.	185,135	9,220
			533,437

Information Technology (18.5%)
	Amphenol Corp. Class A	529,085	42,480
*	Citrix Systems Inc.	618,700	35,130
*	Genpact Ltd.	1,575,822	31,249
*	Trimble Navigation Ltd.	1,074,947	30,711
*	Vantiv Inc. Class A	1,092,175	30,035
*	NXP Semiconductor NV	669,850	28,214
*	Guidewire Software Inc.	435,700	22,099
*	CoStar Group Inc.	124,579	22,049
*	VeriSign Inc.	392,600	21,310
*	Akamai Technologies Inc.	451,200	20,187
*	Cognizant Technology
	Solutions Corp. Class A	226,985	19,732
*	SolarWinds Inc.	539,900	19,539
*	Equinix Inc.	120,940	19,529
	FactSet Research
	Systems Inc.	164,500	17,921
*	PTC Inc.	644,605	17,868
*	FleetCor Technologies Inc.	154,348	17,804
*	Gartner Inc.	282,700	16,665
*	NeuStar Inc. Class A	346,927	15,931
*	F5 Networks Inc.	190,225	15,505
*	Informatica Corp.	368,050	14,207
*	NCR Corp.	375,375	13,720
	Avago Technologies Ltd.
	Class A	301,900	13,715
*	Finisar Corp.	588,125	13,533
*	Red Hat Inc.	273,900	11,852
*	Pandora Media Inc.	424,500	10,668
	IPG Photonics Corp.	51,072	3,384
			525,037
Materials (2.0%)
	Airgas Inc.	293,812	32,046
	Cytec Industries Inc.	300,800	24,994
			57,040
Telecommunication Services (1.2%)
*	SBA Communications
	Corp. Class A	395,450	34,590
Total Common Stocks
(Cost $2,048,152)			2,694,672
Temporary Cash Investments (6.6%)[1]
Money Market Fund (6.4%)
3,[4]	Vanguard Market
	Liquidity Fund,
	0.120%	182,737,629	182,738

15

Mid-Cap Growth Fund

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.100%,
	11/13/13	250	250
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.100%,
	12/6/13	2,800	2,799
6,[7]	Freddie Mac Discount
	Notes, 0.100%, 11/12/13	1,000	1,000
6,[7]	Freddie Mac Discount
	Notes, 0.105%, 12/9/13	1,000	1,000
			5,049
Total Temporary Cash Investments
(Cost $187,786)			187,787
Total Investments (101.6%)
(Cost $2,235,938)			2,882,459
Other Assets and Liabilities (-1.6%)
Other Assets			17,553
Liabilities[4]			(63,418)
			(45,865)
Net Assets (100%)
Applicable to 110,306,031 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,836,594
Net Asset Value Per Share			$25.72

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,915,256
Overdistributed Net Investment Income	(3,055)
Accumulated Net Realized Gains	274,117
Unrealized Appreciation (Depreciation)
Investment Securities	646,521
Futures Contracts	3,755
Net Assets	2,836,594

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,183,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.1% and 2.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $4,306,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,049,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1]	16,863
Interest[1]	221
Securities Lending	273
Total Income	17,357
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,237
Performance Adjustment	511
The Vanguard Group—Note C
Management and Administrative	6,411
Marketing and Distribution	512
Custodian Fees	30
Auditing Fees	32
Shareholders’ Reports	34
Trustees’ Fees and Expenses	8
Total Expenses	12,775
Expenses Paid Indirectly	(132)
Net Expenses	12,643
Net Investment Income	4,714
Realized Net Gain (Loss)
Investment Securities Sold[1]	279,122
Futures Contracts	18,602
Realized Net Gain (Loss)	297,724
Change in Unrealized Appreciation (Depreciation)
Investment Securities	347,271
Futures Contracts	6,063
Change in Unrealized Appreciation (Depreciation)	353,334
Net Increase (Decrease) in Net Assets Resulting from Operations	655,772
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $97,000, $215,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,714	3,854
Realized Net Gain (Loss)	297,724	135,148
Change in Unrealized Appreciation (Depreciation)	353,334	47,454
Net Increase (Decrease) in Net Assets Resulting from Operations	655,772	186,456
Distributions
Net Investment Income	(7,620)	(2,808)
Realized Capital Gain[1]	(118,662)	(33,038)
Total Distributions	(126,282)	(35,846)
Capital Share Transactions
Issued	533,350	517,292
Issued in Lieu of Cash Distributions	122,777	34,905
Redeemed	(478,266)	(377,167)
Net Increase (Decrease) from Capital Share Transactions	177,861	175,030
Total Increase (Decrease)	707,351	325,640
Net Assets
Beginning of Period	2,129,243	1,803,603
End of Period[2]	2,836,594	2,129,243
1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $32,409,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,055,000) and $273,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.95	$19.40	$17.54	$13.86	$11.82
Investment Operations
Net Investment Income	. 048.041		.040[1]	.001	.021[2]
Net Realized and Unrealized Gain (Loss)
on Investments	5.965	1.892	1.840	3.697	2.059
Total from Investment Operations	6.013	1.933	1.880	3.698	2.080
Distributions
Dividends from Net Investment Income	(.075)	(. 030)	(. 020)	(. 018)	(.040)
Distributions from Realized Capital Gains	(1.168)	(.353)	—	—	—
Total Distributions	(1.243)	(. 383)	(. 020)	(. 018)	(.040)
Net Asset Value, End of Period	$25.72	$20.95	$19.40	$17.54	$13.86

Total Return[3]	30.32%	10.24%	10.72%	26.70%	17.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,837	$2,129	$1,804	$1,562	$1,229
Ratio of Total Expenses to Average Net Assets[4]	0.51%	0.54%	0.53%	0.51%	0.60%
Ratio of Net Investment Income to
Average Net Assets	0.19%	0.19%	0.20%[1]	0.00%	0.16%[2]
Portfolio Turnover Rate	83%	97%	127%	88%	125%

1 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.04%, 0.01%, (0.01%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value

20

Mid-Cap Growth Fund

of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell MidCap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $511,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $326,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2013, these arrangements reduced the fund’s expenses by $132,000 (an annual rate of 0.01% of average net assets).

21

Mid-Cap Growth Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,694,672	—	—
Temporary Cash Investments	182,738	5,049	—
Futures Contracts—Liabilities[1]	(433)	—	—
Total	2,876,977	5,049	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Midcap 400 Index	December 2013	751	96,609	2,984
S&P 500 Index	December 2013	39	17,072	693
E-mini S&P 500 Index	December 2013	34	2,977	78

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

22

Mid-Cap Growth Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $422,000 from overdistributed net investment income, and $25,260,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2013, the fund had $87,093,000 of ordinary income and $191,469,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $2,235,938,000. Net unrealized appreciation of investment securities for tax purposes was $646,521,000, consisting of unrealized gains of $671,167,000 on securities that had risen in value since their purchase and $24,646,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2013, the fund purchased $2,020,161,000 of investment securities and sold $1,952,966,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	23,286	25,159
Issued in Lieu of Cash Distributions	6,078	1,898
Redeemed	(20,687)	(18,416)
Net Increase (Decrease) in Shares Outstanding	8,677	8,641

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 12, 2013

Special 2013 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $103,658,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year .

The fund distributed $16,687,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 15.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	30.32%	18.86%	9.23%
Returns After Taxes on Distributions	28.91	18.51	8.67
Returns After Taxes on Distributions and Sale of Fund Shares	18.46	15.36	7.52

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,134.04	$2.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.74	2.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122013

Annual Report | October 31, 2013

Vanguard International Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangements.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard International Explorer Fund	31.13%
S&P EPAC SmallCap Index	31.14
International Small-Cap Funds Average	29.42
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard International Explorer Fund	$14.50	$18.50	$0.405	$0.000

1

Chairman’s Letter

Dear Shareholder,

International stocks turned in their strongest performance in five years for the fiscal year ended October 31, 2013, as optimism took hold that better days are ahead for the global economy. Many established small-capitalization markets, including those in Germany, France, Switzerland, and the Netherlands, returned more than 35% as investors perceived brighter prospects for small companies.

Vanguard International Explorer Fund posted a return of about 31%, virtually identical to that of its benchmark, the Standard & Poor’s EPAC (Europe Pacific Asia Composite) SmallCap Index, and ahead of the average return of its peers.

The fund’s European holdings performed the best by far. Developed Pacific markets stocks did well, although those in the fund lagged those in the index. The U.S. dollar’s strength against the Japanese yen detracted from results for U.S.-based investors. The fund’s emerging markets small-cap portfolio posted modest gains.

If you own the fund in a taxable account, you may wish to review the information on after-tax returns later in this report.

2

Amid uncertainty, U.S. stocks found a path to strong returns

U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31. Investors’ growing appetite for risk drove the rise, as corporate profit growth, in general, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal government shutdown, the period as a whole was marked by uncertainty about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and that of U.S. stocks may seem surprising—but Vanguard research has shown a weak relationship over the long term between a nation’s economic growth and its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside the United States, stocks returned about 20%. As reflected in the results for International Explorer, the developed

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

markets of Europe and the Pacific region delivered robust gains, but emerging-market stocks failed to keep pace.

Bond returns sagged as investors kept a close eye on the Fed

With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close but up from 1.69% at the end of the previous fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

Rebounding European stocks were the largest contributors

Vanguard International Explorer Fund notched gains during the fiscal year in all but a handful of countries. Its European holdings, which made up well over half its assets, were the chief source of its impressive performance. They returned

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.43%	1.55%

The fund expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the fund’s expense ratio was 0.36%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: International Small-Cap Funds.

4

about 45%, versus 39% for the benchmark’s European listings. United Kingdom stocks, composing the largest portion of the fund, contributed most to its bottom line, returning 41% compared with 39% for U.K. stocks in the index.

Other notable performers in the European portfolio included stocks in Germany, the Netherlands, and Scandinavia. Recognizing that stock markets of economies struggling with unprecedented challenges can rebound sharply, the fund’s advisors overweighted Ireland, and their selections reaped a 77% return, easily outpacing the benchmark’s Irish stocks. The fund’s holdings in France, Spain, and Belgium, though, trailed their benchmark counterparts.

The fund’s 20% advance in developed Pacific markets, although generous by historical standards, slightly trailed the index return for those markets. Japanese small-cap stocks, which dominate the region, returned 26% but lagged their index counterparts by 4 percentage points. Returns for U.S.-based investors would have been even higher had the yen’s value not fallen 19% versus the dollar as currency markets reacted to the Bank of Japan’s aggressive intervention in the nation’s fixed income market.

Among the other developed Pacific markets represented in the portfolio, Australia outperformed most, but selections there rose only a somewhat

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
International Explorer Fund	10.45%
S&P EPAC SmallCap Index	10.21
International Small-Cap Funds Average	10.10

International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

tame 6%. A 9% decline in the value of the Australian dollar served as a brake for U.S. investors.

International Explorer’s emerging markets portfolio recorded more modest returns than its developed markets stocks but still beat its index counterpart. The advisors’ selections in Brazil and India were the most notable detractors.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

The fund’s ten-year record spans a bear and two bulls

For the ten years ended October 31, 2013, Vanguard International Explorer Fund returned an average of 10.45% per year, slightly ahead of both its peer group average and benchmark index. This record is notable for a volatile decade that saw markets set record highs, plunge amid the global financial crisis, then recover most or all of their losses.

The fund outpaced the S&P EPAC SmallCap Index even though the index has no investment expenses—not an easy feat for an actively managed fund. The advisors are experienced in identifying promising small-company stocks that are expected to grow faster than the overall market. Also, the fund’s performance isn’t burdened by a high expense ratio that would detract from investors’ returns.

The past decade offered a lesson in perseverance. When stocks worldwide suffered big losses midway through the period, many investors couldn’t resist the temptation to pull out of the market. Those who kept their positions were rewarded. Of course, holding course was easier for those who had balanced their portfolios with tamer investments, including bonds and cash, which provided some cushioning when the stock markets fell. That’s why we like to remind our clients of the perils of overconcentrating in any one market or even one asset class.

Combining diversity of thought with low costs brings benefits

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

These elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of a multi-manager approach. For example, it is often suggested that the

6

best ideas of the advisors are diluted when combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance?, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 18, 2013

Advisors’ Report

For the fiscal year ended October 31, 2013, Vanguard International Explorer Fund returned 31.13%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 20, 2013.

Schroder Investment Management
North America Inc.

Portfolio Manager:
Matthew F. Dobbs
Head of Global Small Companies

In a strong period for small-company returns, the Standard & Poor’s EPAC SmallCap Index rose 31.14%. Large-capitalization equities also posted solid results—26.0% as represented by the S&P EPAC Large/MidCap Index—but trailed their smaller peers by a significant margin.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	89	2,027	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	6	142	The advisor employs a traditional, bottom-up approach
Company, LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	5	112	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Investor sentiment was supported by generally favorable monetary conditions, including accommodative central bank policies in Europe and Japan and broadly strengthening leading indicators. Japanese asset prices responded to initial phases of aggressive easing by Prime Minister Shinzo Abe’s newly elected government, and relative calm in the Eurozone encouraged equity markets. Results were mixed in emerging markets and Asia excluding Japan. Export-sensitive sectors and markets performed respectably, but domestic-sector sentiment was weighed down by factors such as weaker trade terms for commodity-exposed markets, tighter liquidity, and caution among consumers and companies.

Europe contributed most to relative returns. In the United Kingdom, strong results in industrials such as SIG and WS Atkins, along with Photo-Me International in consumer discretionary, were assisted by gains in utilities (Telecom Plus) and information technology (CSR, whose stock rose on the sale of its mobile communications division to Samsung Electronics).

Key contributors from elsewhere in Europe included financials (Denmark’s Sydbank and Jyske Bank and three insurers: Switzerland’s Helvetia, the Netherlands’ Delta Lloyd, and Norway’s Storebrand) and materials (Ireland’s Smurfit Kappa, Switzerland’s Clariant, and Denmark’s Auriga Industries). Xing, a German business-networking platform, was notable in IT. Geographically, holdings in Ireland, Sweden, Norway, and Germany stood out.

Stock selection in Asia was more disappointing. Among Japanese companies, shortfalls in industrials (Glory, Asahi Diamond), IT (Capcom), and materials (Kureha) outweighed a solid contribution from financials (Tokai Tokyo Financial).

Our holdings elsewhere in Asia had a broadly neutral impact. Those in emerging markets such as Indonesia, India, Taiwan, and Thailand advanced in aggregate, but not remotely as much as the overall benchmark (which includes no emerging-market stocks). Relative returns in developed Asian markets were strong. Materials stocks such as New Zealand’s Fletcher Building added value, as did global exporters including South Korea’s Halla Visteon Climate Control (auto parts) and Hankook Tire and China’s Shenzhou International (textiles).

The portfolio remains well-diversified by stock, sector, and geography. We focus on stock-specific fundamentals, with a bias toward companies with superior and sustainable returns, good investment discipline, solid balance sheets, and shareholder-friendly management. During the fiscal year, we added to our U.K. allocation (and closed the period slightly overweighted) but remained underweight in the rest of Europe and in Japan. In Asia, we continue to favor emerging markets. By sector, we are underweight in financials, industrials, IT, consumer staples, and utilities but overweight in consumer cyclicals, materials, and telecommunications.

Wellington Management Company, llp

Portfolio Manager: Simon H. Thomas Senior Vice President and Equity Portfolio Manager International equities moved higher as encouraging data in China, a steadily improving U.S. economy, further evidence of recovery in Europe, and solid corporate earnings contributed to a broad-based rally. Accommodative statements from the European Central Bank and the Federal Reserve also increased investors’ appetite for risk. The Fed’s decision to hold off on tapering its bond-buying eased near-term concerns that the rally would be derailed by rapidly rising interest rates. Geopolitical fears about Syria dissipated somewhat in September, but market participants shifted their worries to dysfunction in Congress.

Our portfolio benefited from strong stock selection in financials, materials, and industrials. Sector allocation, largely a result of our bottom-up selection, was negative. Among regions, solid picks in Japan and emerging markets aided relative performance, although an underweight to Europe detracted.

Top relative contributors included Italy’s Safilo Group and Japan’s Kakaku.com and Hino Motors. Shares of Safilo Group, a maker of premium sunglasses, gained as the company reported higher-than-expected quarterly and fiscal year earnings and paid down debt, indicating a successful turnaround. We sold the stock as it approached our target price. Product and price comparison site Kakaku.com rose on robust growth for Tabelog, its restaurant reservation and review site, which drew more fee-paying restaurants and premium members, partly because of the rise of smartphones. Although we reduced our holdings, we still like the company’s long-term growth prospects. Small-truck manufacturer Hino Motors outperformed as it gained market share and announced a midterm dividend during the first quarter of calendar 2013, and we eliminated our position.

The largest relative detractors included Norway’s Petroleum Geo-Services, Japan’s Benesse Holdings, and U.K.-based De La Rue. Shares of Petroleum Geo-Services fell amid concerns that sales and contract rates would be weak because of lower oil prices and fewer projects, and we trimmed our position. Benesse Holdings dropped as competition substantially cut into enrollment in its high-margin “cram schools.” Concerned that profitability would remain impaired, we sold our shares. De La Rue underperformed and reduced its earnings forecast because of pricing pressure in its printed banknotes business. We still hold the stock because we think the company will benefit from long-term growth in global demand.

Among sectors, we ended the period most overweighted in industrials, energy, and health care and most underweighted in IT, financials, utilities, and consumer staples. Among regions, we were most underweighted in Europe and most overweighted in Japan.

We continue to focus our research on individual companies. Our portfolio is a diversified mix of relatively inexpensive holdings with above-average growth, strong market positions, skilled management, and solid balance sheets. We believe they are well-positioned to perform across a range of economic scenarios.

International Explorer Fund

Fund Profile
As of October 31, 2013

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Number of Stocks	319	3,194	1,813
Median Market Cap	$2.0B	$2.0B	$34.5B
Price/Earnings Ratio	21.0x	23.9x	17.4x
Price/Book Ratio	1.8x	1.5x	1.7x
Return on Equity	10.7%	9.6%	14.7%
Earnings Growth
Rate	8.6%	6.3%	6.8%
Dividend Yield	2.1%	2.3%	2.9%
Turnover Rate	36%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.43%	—	—
Short-Term Reserves	3.0%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Consumer Discretionary 20.8%		17.4%	10.6%
Consumer Staples	5.1	6.0	10.1
Energy	3.6	2.8	9.4
Financials	17.5	21.4	27.0
Health Care	7.3	6.3	7.7
Industrials	22.4	24.3	11.0
Information Technology	7.1	9.1	6.3
Materials	11.9	9.4	8.7
Telecommunication
Services	3.2	1.2	5.8
Utilities	1.1	2.1	3.4

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.97	0.94
Beta	0.98	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Delta Lloyd NV	Life & Health
	Insurance	1.6%
Freenet AG	Wireless
	Telecommunication
	Services	1.4
Storebrand ASA	Life & Health
	Insurance	1.4
Helvetia Holding AG	Multi-line Insurance	1.4
Smurfit Kappa Group plc Paper Packaging		1.3
Kuoni Reisen Holding	Hotels, Resorts &
AG	Cruise Lines	1.2
Jyske Bank A/S	Diversified Banks	1.2
Groupe Eurotunnel SA	Highways &
	Railtracks	1.1
Sydbank A/S	Diversified Banks	1.1
Hankook Tire Co. Ltd.	Tires & Rubber	1.1
Top Ten		12.8%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratio was 0.36%.

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United Kingdom	20.3%	20.2%	15.6%
Germany	8.0	8.0	6.4
Switzerland	6.0	8.1	6.4
France	4.2	8.4	7.1
Ireland	4.1	0.2	0.3
Italy	4.0	2.4	1.7
Denmark	3.7	1.3	0.8
Norway	3.3	0.9	0.6
Netherlands	2.5	1.9	1.9
Sweden	1.7	2.9	2.3
Austria	1.5	0.3	0.2
Other	0.5	5.2	4.0
Subtotal	59.8%	59.8%	47.3%
Pacific
Japan	20.4%	21.5%	15.0%
Australia	5.5	6.5	5.8
South Korea	2.3	4.3	3.4
Singapore	2.0	1.5	1.1
Hong Kong	1.6	2.2	2.1
Other	0.8	0.2	0.1
Subtotal	32.6%	36.2%	27.5%
Emerging Markets
India	2.4%	0.0%	1.3%
China	2.1	0.5	4.0
Taiwan	1.1	0.0	2.4
Other	2.0	0.0	10.1
Subtotal	7.6%	0.5%	17.8%
North America	0.0%	0.2%	7.1%
Middle East	0.0%	0.6%	0.3%
Other	0.0%	2.7%	0.0%

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Explorer Fund*	31.13%	17.37%	10.45%	$27,026
••••••••	S&P EPAC SmallCap Index	31.14	17.01	10.21	26,445
– – – –	International Small-Cap Funds
	Average	29.42	18.65	10.10	26,163
	MSCI All Country World Index ex
	USA	20.80	12.99	8.95	23,566
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

International Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	27.59%	10.20%	10.58%

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (92.2%)[1]
Australia (4.2%)
	Amcor Ltd.	1,617,810	16,573
	Computershare Ltd.	1,596,703	16,204
	Mirvac Group	9,338,318	15,352
	Ansell Ltd.	713,465	13,150
	Iluka Resources Ltd.	1,285,696	12,480
	Incitec Pivot Ltd.	3,205,064	8,064
	PanAust Ltd.	2,114,958	4,014
*,^	Mesoblast Ltd.	617,926	3,849
	Domino’s Pizza
	Enterprises Ltd.	95,841	1,414
^	SAI Global Ltd.	296,047	1,150
*	Karoon Gas Australia Ltd.	215,540	903
	Nufarm Ltd.	182,896	843
	Tox Free Solutions Ltd.	261,266	815
*	Transpacific Industries
	Group Ltd.	743,910	805
	Seek Ltd.	40,461	497
			96,113
Austria (1.4%)
^	Mayr Melnhof Karton AG	125,739	14,022
	Rosenbauer
	International AG	92,000	7,435
	Andritz AG	80,439	4,954
	Kapsch TrafficCom AG	70,000	3,778
	Schoeller-Bleckmann
	Oilfield Equipment AG	12,024	1,387
	Zumtobel AG	64,781	1,156
			32,732
Belgium (0.1%)
	D’ieteren SA/NV	29,143	1,373
	Cie d’Entreprises CFE	10,328	817
			2,190
Brazil (0.5%)
	BR Properties SA	593,450	5,021
	Cia Hering	335,430	4,859
*	Magazine Luiza SA	221,600	942
			10,822

Canada (0.0%)
	Pacific Rubiales
	Energy Corp.	28,700	594
*	Niko Resources Ltd.	6,173	20
			614
China (2.0%)
^	Baoxin Auto Group Ltd.	9,677,000	9,970
	Yuexiu Transport
	Infrastructure Ltd.	18,546,000	9,757
	Shenzhou International
	Group Holdings Ltd.	2,766,000	9,537
	Jiangsu Expressway
	Co. Ltd.	5,732,000	7,221
	Dah Chong Hong
	Holdings Ltd.	6,320,000	5,365
	Minth Group Ltd.	1,032,000	2,159
*	WuXi PharmaTech
	Cayman Inc. ADR	37,600	1,100
	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	252,500	572
			45,681
Denmark (3.5%)
*	Jyske Bank A/S	480,000	27,139
*	Sydbank A/S	850,000	25,134
*	Matas A/S	539,139	13,595
*	Auriga Industries Class B	290,000	11,381
	DSV A/S	60,473	1,769
	H Lundbeck A/S	42,880	921
	Rockwool International
	A/S Class B	4,740	745
			80,684
Finland (0.1%)
	F-Secure Oyj	878,186	2,270
	Tikkurila Oyj	35,879	930
			3,200
France (3.6%)
	Groupe Eurotunnel SA	2,600,000	25,170
	Medica SA	650,000	16,703

International Explorer Fund

			Market
			Value
		Shares	($000)
	Saft Groupe SA	420,000	13,318
	Eurofins Scientific	28,858	7,900
	Lectra	600,000	5,688
	Naturex	36,250	2,862
	Wendel SA	15,273	2,129
*	Inside Secure SA	669,300	2,056
	Imerys SA	23,633	1,896
	Eurazeo SA	21,979	1,660
	AtoS	17,230	1,469
*	Groupe Fnac	46,554	1,301
			82,152
Germany (7.3%)
	Freenet AG	1,250,000	32,469
*	Tom Tailor Holding AG	860,000	19,601
*	SAF-Holland SA	1,240,000	17,628
	MTU Aero Engines AG	174,827	17,436
	XING AG	160,000	16,135
	Delticom AG	290,000	15,294
*	Tipp24 SE	190,000	12,357
	Sartorius AG Prior Pfd.	80,000	8,432
*,^	Suss Microtec AG	611,000	6,479
	RIB Software AG	590,000	5,257
	STRATEC Biomedical AG	92,802	3,963
	VTG AG	180,000	3,754
	CANCOM SE	50,000	1,917
	Grenkeleasing AG	14,425	1,427
	DMG MORI SEIKI AG	36,942	1,214
	Rheinmetall AG	16,543	1,023
	ElringKlinger AG	16,314	694
	KUKA AG	13,088	596
^	Wacker Chemie AG	5,707	536
			166,212
Hong Kong (1.6%)
	Techtronic Industries Co.	8,419,500	21,145
	Yue Yuen Industrial
	Holdings Ltd.	2,613,500	7,176
	Johnson Electric
	Holdings Ltd.	9,890,500	7,119
	ASM Pacific
	Technology Ltd.	64,800	625
			36,065
India (2.3%)
	Idea Cellular Ltd.	5,325,084	14,959
*	Gujarat Pipavav Port Ltd.	15,036,675	12,218
	Shriram Transport
	Finance Co. Ltd.	720,522	7,162
	Apollo Hospitals
	Enterprise Ltd.	470,010	6,942
	McLeod Russel India Ltd.	883,951	3,945
	Multi Commodity
	Exchange of India Ltd.	509,658	3,938
	Ashok Leyland Ltd.	9,984,208	2,791
			51,955

Indonesia (0.2%)
	Ciputra Property Tbk PT 73,359,500		5,121
*	Matahari Department
	Store Tbk PT	391,000	426
			5,547
Ireland (3.9%)
	Smurfit Kappa Group plc	1,250,000	30,258
	Glanbia plc	1,600,000	22,396
*	Grafton Group plc	1,600,000	15,197
^	Irish Continental Group plc	375,000	13,158
	IFG Group plc	3,312,005	6,281
	Paddy Power plc	30,453	2,481
			89,771
Italy (3.8%)
	Prysmian SPA	800,000	19,542
	Amplifon SPA	3,200,000	17,060
*	Sorin SPA	5,000,000	13,775
^	Maire Tecnimont SPA	4,700,000	9,424
	Credito Emiliano SPA	790,000	5,973
	De’Longhi SPA	373,289	5,765
	Danieli & C Officine
	Meccaniche SPA	190,000	3,924
	MARR SPA	220,000	3,459
	Cairo Communication SPA	290,000	2,030
	Azimut Holding SPA	60,091	1,524
	Pirelli & C. SPA	87,024	1,224
	Beni Stabili SPA	1,451,309	994
	Brunello Cucinelli SPA	29,109	907
	Salvatore Ferragamo SPA	21,066	721
	Immobiliare Grande
	Distribuzione	375,394	448
			86,770
Japan (18.3%)
	NEC Networks & System
	Integration Corp.	731,000	18,406
	Tokai Tokyo Financial
	Holdings Inc.	2,151,200	18,044
	Nichi-iko Pharmaceutical
	Co. Ltd.	607,900	15,155
	Aica Kogyo Co. Ltd.	714,300	14,623
	Nippon Soda Co. Ltd.	2,351,000	14,403
	Arcs Co. Ltd.	731,400	13,709
	Nitta Corp.	639,300	13,465
	Nihon Parkerizing Co. Ltd.	678,000	13,245
	Daibiru Corp.	992,500	12,648
^	Kuroda Electric Co. Ltd.	890,900	12,480
	Musashi Seimitsu Industry
	Co. Ltd.	509,700	12,028
	Hitachi High-Technologies
	Corp.	517,800	11,909
	JSP Corp.	732,000	11,644
	Eagle Industry Co. Ltd.	678,000	10,896
	Kissei Pharmaceutical
	Co. Ltd.	466,500	10,799

International Explorer Fund

			Market
			Value
		Shares	($000)
	Koito Manufacturing
	Co. Ltd.	585,000	10,649
	Trusco Nakayama Corp.	486,800	10,364
	Kureha Corp.	2,619,000	10,100
	Plenus Co. Ltd.	444,200	10,076
	Asahi Diamond Industrial
	Co. Ltd.	1,032,000	10,018
	Lintec Corp.	482,300	10,003
	Tsuruha Holdings Inc.	109,200	9,914
	Unipres Corp.	470,600	9,496
	Nabtesco Corp.	362,700	8,853
	Mitsui Sugar Co. Ltd.	2,438,000	8,749
	Modec Inc.	285,000	8,641
	Takasago International
	Corp.	1,495,000	8,312
	Sumitomo Real Estate
	Sales Co. Ltd.	243,000	7,956
	Hitachi Transport
	System Ltd.	484,500	7,683
	Glory Ltd.	261,200	6,477
	Tsutsumi Jewelry Co. Ltd.	265,500	6,469
	Yushin Precision
	Equipment Co. Ltd.	304,400	6,172
^	Tsumura & Co.	116,200	3,652
	Icom Inc.	130,500	3,013
	Shinko Plantech Co. Ltd.	355,400	2,869
	Obara Group Inc.	85,700	2,168
	Nippon Thompson Co. Ltd.	349,000	1,900
	Mitsubishi UFJ Lease
	& Finance Co. Ltd.	329,600	1,864
	Yamato Kogyo Co. Ltd.	49,500	1,835
	SCSK Corp.	69,900	1,772
	Nafco Co. Ltd.	121,200	1,730
	Amada Co. Ltd.	189,000	1,626
	Shinsei Bank Ltd.	692,000	1,620
	Zenkoku Hosho Co. Ltd.	34,000	1,463
	Hoshizaki Electric Co. Ltd.	37,800	1,385
	DMG Mori Seiki Co. Ltd.	79,400	1,288
	Fujikura Kasei Co. Ltd.	227,000	1,238
	Hitachi Metals Ltd.	89,000	1,198
^	Zuiko Corp.	18,300	1,197
	Shionogi & Co. Ltd.	53,000	1,173
	Nikkiso Co. Ltd.	94,000	1,163
	IHI Corp.	273,000	1,156
	GLP J-Reit	1,110	1,152
^	Message Co. Ltd.	40,400	1,140
	Capcom Co. Ltd.	60,800	1,137
	Nippon Shinyaku Co. Ltd.	65,000	1,120
	Aeon Mall Co. Ltd.	39,280	1,116
	Pigeon Corp.	21,500	1,109
	Asahi Intecc Co. Ltd.	16,000	1,076
	Yokogawa Electric Corp.	81,800	1,069

	Internet Initiative
	Japan Inc.	37,700	1,058
	Japan Petroleum
	Exploration Co.	25,100	1,022
	THK Co. Ltd.	45,200	987
	Don Quijote Co. Ltd.	14,700	979
^	GMO Payment
	Gateway Inc.	28,800	952
	Sega Sammy Holdings Inc.	35,900	920
	IBJ Leasing Co. Ltd.	32,300	910
	Mitsubishi Gas Chemical
	Co. Inc.	110,000	899
	Tokyo Tomin Bank Ltd.	83,700	897
	Ichiyoshi Securities
	Co. Ltd.	62,700	893
^	Yumeshin Holdings
	Co. Ltd.	118,900	869
^	Ferrotec Corp.	167,900	826
	Nihon Nohyaku Co. Ltd.	68,000	815
	Tenma Corp.	62,100	804
	Denyo Co. Ltd.	59,000	727
	Makino Milling Machine
	Co. Ltd.	111,000	727
	Yaskawa Electric Corp.	56,000	725
	Nifco Inc.	27,200	725
^	Digital Garage Inc.	26,200	689
	Sanwa Holdings Corp.	101,000	647
	Sanrio Co. Ltd.	11,500	632
	Kakaku.com Inc.	31,400	607
	Nippon Shokubai Co. Ltd.	46,000	564
	Shizuoka Gas Co. Ltd.	75,400	499
	Pocket Card Co. Ltd.	53,700	466
	Tamron Co. Ltd.	16,400	350
*	Jamco Corp.	17,200	244
			418,048
Luxembourg (0.1%)
*	Reinet Investments SCA	64,053	1,211
2	O’Key Group SA GDR	72,848	862
			2,073
Malaysia (0.3%)
	Bursa Malaysia Bhd.	2,412,500	6,147

Mexico (0.1%)
	Fibra Uno Administracion
	SA de CV	316,700	985
	Grupo Sanborns SA de CV	319,400	662
			1,647
Netherlands (2.3%)
	Delta Lloyd NV	1,769,753	37,522
	Unit4 NV	225,000	10,586
*	PostNL NV	502,283	2,624
	USG People NV	96,017	1,269
			52,001

International Explorer Fund

		Market
		Value
	Shares	($000)
New Zealand (0.8%)
Fletcher Building Ltd.	1,340,581	11,063
Chorus Ltd.	3,413,513	7,471
		18,534
Norway (3.2%)
* Storebrand ASA	4,950,000	32,009
Borregaard ASA	4,990,000	21,962
Schibsted ASA	126,000	7,700
Prosafe SE	650,000	5,571
* Polarcus Ltd.	5,500,000	3,582
Kongsberg Gruppen AS	81,077	1,689
Petroleum Geo-Services
ASA	49,383	599
		73,112
Singapore (1.9%)
UOL Group Ltd.	2,322,000	12,290
Mapletree Industrial Trust	9,634,880	10,712
First Resources Ltd.	4,598,000	7,214
Sembcorp Industries Ltd.	1,549,000	6,622
* Vard Holdings Ltd.	8,494,000	6,003
Noble Group Ltd.	728,000	601
Indofood Agri
Resources Ltd.	713,000	522
		43,964
South Korea (2.2%)
Hankook Tire Co. Ltd.	408,362	23,956
BS Financial Group Inc.	613,600	9,851
Halla Visteon Climate
Control Corp.	244,310	9,136
Sung Kwang Bend Co. Ltd.	135,368	3,706
Green Cross Corp.	7,832	967
Amorepacific Corp.	1,113	913
CJ O Shopping Co. Ltd.	2,380	794
Lotte Chemical Corp.	2,669	547
		49,870
Sweden (1.7%)
Loomis AB Class B	800,354	19,185
Byggmax Group AB	2,100,000	15,786
Opus Group AB	1,894,804	2,427
Concentric AB	68,324	703
		38,101
Switzerland (5.8%)
Helvetia Holding AG	67,000	31,600
Kuoni Reisen Holding AG	66,700	28,194
Clariant AG	1,150,000	20,263
Forbo Holding AG	23,400	18,349
* Gategroup Holding AG	471,544	12,349
Orior AG	200,000	11,242
Schweizerische
National-Versicherungs-
Gesellschaft AG	78,000	3,855
* Dufry AG	11,470	1,853
Partners Group Holding AG	4,579	1,187
Tecan Group AG	11,177	1,167

Aryzta AG	13,358	996
Actelion Ltd.	8,554	662
		131,717
Taiwan (1.1%)
Giant Manufacturing
Co. Ltd.	1,381,000	10,364
CTCI Corp.	3,710,000	6,488
Lung Yen Life
Service Corp.	1,867,000	5,652
CHC Healthcare Group	612,000	1,741
		24,245
Thailand (0.4%)
Hemaraj Land and
Development PCL	78,955,100	8,948

United Arab Emirates (0.4%)
* Lamprell plc	3,000,000	7,888

United Kingdom (19.1%)
Telecom Plus plc	775,000	19,151
DCC plc	370,000	16,569
WS Atkins plc	825,000	16,320
CSR plc	1,800,000	15,855
Grainger plc	4,915,405	15,350
* Sports Direct
International plc	1,300,000	14,610
Dechra
Pharmaceuticals plc	1,200,000	13,293
SIG plc	4,000,000	13,199
Millennium & Copthorne
Hotels plc	1,400,000	12,796
Kier Group plc	431,870	12,505
Elementis plc	2,789,089	11,578
IG Group Holdings plc	1,151,063	11,313
Premier Oil plc	2,000,000	11,129
Daily Mail & General
Trust plc	825,000	10,760
Inchcape plc	1,050,000	10,720
Persimmon plc	500,000	10,123
John Wood Group plc	772,222	10,055
Ultra Electronics
Holdings plc	322,415	9,998
Ricardo plc	1,000,000	9,776
Berendsen plc	600,000	9,344
Berkeley Group
Holdings plc	241,368	9,048
Ashtead Group plc	850,000	8,932
TalkTalk Telecom
Group plc	2,000,000	8,562
Travis Perkins plc	275,000	8,178
Senior plc	1,650,000	7,874
Spirit Pub Co. plc	6,650,704	7,809
Devro plc	1,500,000	7,620
N Brown Group plc	862,917	7,252

International Explorer Fund

			Market
			Value•
		Shares	($000)
	London Stock Exchange
	Group plc	275,000	7,228
	Soco International plc	1,100,000	7,018
	Photo-Me
	International plc	3,250,000	6,930
	Findel plc	1,600,365	6,531
	QinetiQ Group plc	2,000,000	6,348
	Synthomer plc	1,600,000	6,239
	Halma plc	675,000	5,929
	Eco Animal Health
	Group plc	1,618,166	5,586
	Domino Printing
	Sciences plc	500,000	5,537
	Bodycote plc	525,000	5,534
*	Micro Focus
	International plc	415,384	5,444
*	EnQuest plc	2,500,000	5,345
	A.G.BARR plc	600,000	5,036
*	LMS Capital plc	4,144,854	4,773
	Victrex plc	180,000	4,757
*	Gulfsands Petroleum plc	3,581,812	3,446
	Babcock International
	Group plc	128,459	2,627
	TT electronics plc	750,000	2,394
*	Mothercare plc	272,596	1,671
	Direct Line Insurance
	Group plc	436,748	1,577
	Informa plc	164,631	1,475
	James Fisher & Sons plc	76,327	1,363
	Hansteen Holdings plc	790,061	1,310
	Booker Group plc	537,730	1,295
	Mears Group plc	186,402	1,279
	Savills plc	118,185	1,231
	Tyman plc	296,759	1,117
	Hays plc	549,531	1,097
	Domino’s Pizza Group plc	106,781	1,001
	De La Rue plc	69,798	957
	Hunting plc	62,059	887
*	Thomas Cook Group plc	294,583	678
*	Crest Nicholson
	Holdings plc	106,325	659
*	Ophir Energy plc	121,774	648
	Keller Group plc	32,341	545
	Debenhams plc	261,886	427
	AZ Electronic Materials SA	73,884	339
	Chemring Group plc	89,537	312
*	Pinnacle Staffing Group plc	673,983	—
			436,289
Total Common Stocks
(Cost $1,612,317)			2,103,092
Temporary Cash Investments (9.0%)[1]
Money Market Fund (8.7%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.120%	198,049,908	198,050

Repurchase Agreement (0.1%)
Goldman Sachs & Co.
0.100%, 11/1/13
(Dated 10/31/13,
Repurchase Value $2,500,000,
collateralized by Federal
National Mortgage Assn.
3.500%-6.500%,
1/1/26–12/1/38 and
Federal Home Loan
Mortgage Corp.
2.060%-4.500%,
1/15/22–7/1/41, with a
value of $2,583,000)	2,500	2,500

U.S. Government and Agency Obligations (0.2%)
[5,6] Fannie Mae
Discount Notes,
0.098%, 11/6/13	2,150	2,150
[5,6] Fannie Mae
Discount Notes,
0.050%, 1/22/14	300	300
[5,6] Fannie Mae
Discount Notes,
0.065%, 2/3/14	200	200
[6,7] Federal Home Loan
Bank Discount Notes,
0.050%, 1/10/14	100	100
[6,7] Federal Home Loan
Bank Discount Notes,
0.190%, 1/15/14	700	699
[6,7] Federal Home Loan
Bank Discount Notes,
0.060%, 2/19/14	200	200
[5,6] Freddie Mac
Discount Notes,
0.095%, 11/18/13	1,600	1,600
		5,249
Total Temporary Cash Investments
(Cost $205,800)		205,799
Total Investments (101.2%)
(Cost $1,818,117)		2,308,891
Other Assets and Liabilities (-1.2%)
Other Assets		17,938
Liabilities[4]		(45,459)
		(27,521)
Net Assets (100%)
Applicable to 123,299,525 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,281,370
Net Asset Value Per Share		$18.50

International Explorer Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,731,168
Undistributed Net Investment Income	22,380
Accumulated Net Realized Gains	33,322
Unrealized Appreciation (Depreciation)
Investment Securities	490,774
Futures Contracts	2,875
Forward Currency Contracts	822
Foreign Currencies	29
Net Assets	2,281,370

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $29,713,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.8% and 4.4%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the value of this security represented 0.0% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $31,643,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $5,249,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1]	46,256
Interest[2]	170
Securities Lending	924
Total Income	47,350
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,164
Performance Adjustment	(953)
The Vanguard Group—Note C
Management and Administrative	3,077
Marketing and Distribution	347
Custodian Fees	457
Auditing Fees	34
Shareholders’ Reports	26
Trustees’ Fees and Expenses	5
Total Expenses	7,157
Net Investment Income	40,193
Realized Net Gain (Loss)
Investment Securities Sold	48,993
Futures Contracts	17,897
Foreign Currencies and Forward Currency Contracts	(4,934)
Realized Net Gain (Loss)	61,956
Change in Unrealized Appreciation (Depreciation)
Investment Securities	437,017
Futures Contracts	2,258
Foreign Currencies and Forward Currency Contracts	1,488
Change in Unrealized Appreciation (Depreciation)	440,763
Net Increase (Decrease) in Net Assets Resulting from Operations	542,912
1 Dividends are net of foreign withholding taxes of $2,279,000.
2 Interest income from an affiliated company of the fund was $158,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,193	44,166
Realized Net Gain (Loss)	61,956	(25,990)
Change in Unrealized Appreciation (Depreciation)	440,763	52,467
Net Increase (Decrease) in Net Assets Resulting from Operations	542,912	70,643
Distributions
Net Investment Income	(50,302)	(48,589)
Realized Capital Gain	—	(29,912)
Total Distributions	(50,302)	(78,501)
Capital Share Transactions
Issued	358,438	217,594
Issued in Lieu of Cash Distributions	45,856	70,881
Redeemed[1]	(434,054)	(649,006)
Net Increase (Decrease) from Capital Share Transactions	(29,760)	(360,531)
Total Increase (Decrease)	462,850	(368,389)
Net Assets
Beginning of Period	1,818,520	2,186,909
End of Period[2]	2,281,370	1,818,520
1 Net of redemption fees for fiscal 2012 of $44,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $22,380,000 and $32,575,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.50	$14.41	$15.81	$13.55	$9.52
Investment Operations
Net Investment Income	. 327.362		.322	.237	.238
Net Realized and Unrealized Gain (Loss)
on Investments	4.078	.287	(1.498)	2.225	4.148
Total from Investment Operations	4.405	.649	(1.176)	2.462	4.386
Distributions
Dividends from Net Investment Income	(.405)	(.346)	(. 224)	(. 202)	(. 356)
Distributions from Realized Capital Gains	—	(.213)	—	—	—
Total Distributions	(.405)	(. 559)	(. 224)	(. 202)	(. 356)
Net Asset Value, End of Period	$18.50	$14.50	$14.41	$15.81	$13.55

Total Return[1]	31.13%	5.02%	-7.60%	18.38%	47.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,281	$1,819	$2,187	$2,436	$1,911
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.43%	0.42%	0.39%	0.45%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.35%	1.93%	1.67%	2.10%
Portfolio Turnover Rate	36%	28%	43%	51%	52%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.05%), 0.02%, 0.03%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

International Explorer Fund

The fund may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 3% of net assets, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterpar-ty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

International Explorer Fund

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc. and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance for the preceding three years relative to the S&P EPAC SmallCap Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $953,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $255,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

International Explorer Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	14,183	2,088,909	—
Temporary Cash Investments	198,050	7,749	—
Futures Contracts—Liabilities[1]	(192)	—	—
Forward Currency Contracts—Assets	—	1,078	—
Forward Currency Contracts—Liabilities	—	(256)	—
Total	212,041	2,097,480	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,078	1,078
Liabilities	(192)	(256)	(448)

International Explorer Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	17,897	—	17,897
Forward Currency Contracts	—	(4,665)	(4,665)
Realized Net Gain (Loss) on Derivatives	17,897	(4,665)	13,232

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,258	—	2,258
Forward Currency Contracts	—	1,372	1,372
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,258	1,372	3,630

At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Topix Index	December 2013	309	37,779	343
Dow Jones EURO STOXX 50 Index	December 2013	713	29,652	1,521
S&P ASX 200 Index	December 2013	203	26,028	739
FTSE 100 Index	December 2013	116	12,502	272

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts are required to be treated as realized gain (loss) for tax purposes.

International Explorer Fund

At October 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date	Receive		Deliver		($000)
Brown Brothers Harriman & Co.	12/17/13	JPY	2,832,173	USD	28,319	492
Brown Brothers Harriman & Co.	12/27/13	EUR	15,032	USD	20,104	308
Brown Brothers Harriman & Co.	12/24/13	AUD	19,270	USD	17,931	215
Brown Brothers Harriman & Co.	12/17/13	JPY	829,965	USD	8,491	(48)
Brown Brothers Harriman & Co.	12/27/13	GBP	5,180	USD	8,239	63
Brown Brothers Harriman & Co.	12/27/13	EUR	5,712	USD	7,824	(67)
Brown Brothers Harriman & Co.	12/24/13	AUD	7,457	USD	7,129	(107)
Brown Brothers Harriman & Co.	12/27/13	GBP	2,440	USD	3,944	(34)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2013, the counterparty had deposited in segregated accounts cash of $1,380,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2013, the fund realized net foreign currency losses of $270,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $1,662,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at October 31, 2013, had unrealized appreciation of $23,530,000, of which $10,217,000 has been distributed and is reflected in the balance of undistributed net investment income.

International Explorer Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,478,000 from undistributed net investment income, and $928,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $27,759,000 to offset taxable capital gains realized during the year ended October 31, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2013, the fund had $67,428,000 of ordinary income and $18,817,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $1,841,665,000. Net unrealized appreciation of investment securities for tax purposes was $467,226,000, consisting of unrealized gains of $530,113,000 on securities that had risen in value since their purchase and $62,887,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2013, the fund purchased $664,233,000 of investment securities and sold $771,463,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	22,030	15,638
Issued in Lieu of Cash Distributions	3,141	5,538
Redeemed	(27,321)	(47,535)
Net Increase (Decrease) in Shares Outstanding	(2,150)	(26,359)

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2013

Special 2013 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $499,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $38,672,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $46,630,000 and foreign taxes paid of $2,294,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund
Periods Ended October 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	31.13%	17.37%	10.45%
Returns After Taxes on Distributions	30.53	16.97	9.47
Returns After Taxes on Distributions and Sale of Fund Shares	18.29	14.22	8.75

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,138.46	$1.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory arrangements with Schroder Investment Management North America Inc. (Schroder Inc.) and Wellington Management Company, LLP (Wellington Management), as well as a sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), has existed for more than 200 years and has investment management experience dating to 1926. Schroder continues to employ a sound process, selecting attractive small-capitalization growth stocks from developed and emerging markets outside the United States. Schroder’s International Small-Cap Committee is responsible for the management of its portion of the fund. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. The firm has advised a portion of the fund since 1996.

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap team uses a traditional, bottom-up investment process that attempts to discover a company’s intrinsic value. In valuing a company, it believes that the same valuation metric should be applied on an industry-by-industry basis. Although the team’s valuation discipline is essential to the process, its philosophy is not biased toward growth or value as it invests in both extended growth opportunities and neglected or misunderstood companies. The firm has advised a portion of the fund since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Schroder and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Schroder and Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122013

Annual Report | October 31, 2013

Vanguard High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	24.35%
ETF Shares
Market Price	24.51
Net Asset Value	24.43
FTSE High Dividend Yield Index	24.49
Equity Income Funds Average	23.39
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$19.76	$23.83	$0.660	$0.000
ETF Shares	49.89	60.16	1.709	0.000

1

Chairman’s Letter

Dear Shareholder,

Dividend-paying stocks, which outshone the broad U.S. stock market in the two fiscal years previous to the one just ended, didn’t match the market’s swift pace in the recent period. For the 12 months ended October 31, 2013, Vanguard High Dividend Yield Index Fund returned 24.35% for Investor Shares and 24.43% for ETF Shares based on net asset value.

The fund’s return was in line with that of its benchmark, the FTSE High Dividend Yield Index, and led the average return of equity income peer funds by about 1 percentage point. However, the fund trailed the broad U.S. stock market by almost 5 percentage points.

As of October 31, the 30-day SEC yield of the fund’s Investor Shares was 2.96%, compared with the 1.73% yield of the broad stock market as measured by the Investor Shares of Vanguard Total Stock Market Index Fund. All ten industry sectors registered double-digit gains, with industrials and financials leading the way.

If you own shares of the fund in a taxable account, you may wish to review the fund’s after-tax returns presented later in this report.

2

Stocks found a path to strong returns

U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31, 2013. Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, in general, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal government shutdown, the period as a whole was marked by uncertainties about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and U.S. stocks may seem surprising—but Vanguard research has shown that over the long term, a nation’s economic growth has a weak relationship with its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside of the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Market Barometer

	Average Annual Total Returns
		Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

Bond returns suffered as investors kept an eye on the Fed

With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close, but up from 1.69% at the end of the last fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

Outside of the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

Dividend payers cooled off as the investing climate changed

In the two fiscal years previous to the one just ended, yield-hungry, risk-averse investors sought dividend-oriented stocks as the stock market was often jittery and the economic recovery uncertain. Dividend-paying funds mostly invest in stocks of large companies, which tend to withstand market volatility better than their smaller, less established counterparts.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.20%	0.10%	1.27%

The fund expense ratios shown are from the prospectus dated February 22, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2013, the fund’s expense ratios were 0.19% for Investor Shares and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2012.

Peer group: Equity Income Funds.

4

However, the investing landscape changed during the recent fiscal year, when the stock market surged far more than it stumbled. Investors grew more comfortable with risk and looked less to dividend payers and more toward growth opportunities.

Vanguard High Dividend Yield Index Fund and the broad U.S. stock market had nearly identical returns for the fiscal year’s first six months. However, the fund trailed the broad market—for the first time since fiscal 2010—by several percentage points in the period’s second half. Of course, this underperformance does nothing to change our view that long-term exposure to high dividend-paying stocks can play a part in the well-diversified portfolio of an investor seeking equity income.

Industrial stocks, a traditional dividend source and the fund’s second-largest sector, advanced more than 40%. Gains occurred across the spectrum as corporate budgets increased, businesses expanded, and manufacturers kept producing. Diversified industrial giants, aerospace and defense corporations, support services firms, and transportation companies were among the sector’s leaders.

The fund’s financial stocks posted a return of about 35%; banks, asset managers, investment services firms, and insurance companies contributed most. The fertile investment climate, solid balance sheets, improved lending conditions, and a muted catastrophe environment boosted results.

Total Returns
Inception Through October 31, 2013
Average
Annual Return
High Dividend Yield Index Fund Investor Shares (Returns since inception: 11/16/2006)	5.60%
FTSE High Dividend Yield Index	5.84
Equity Income Funds Average	4.91
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The consumer goods, health care, technology, consumer services, and basic materials sectors all generated returns of 20% or more. A wide variety of industries and businesses took part in the stock market’s climb and benefited from the economy’s recovery. Although they lagged the field, oil and gas, utilities, and telecommunications still recorded double-digit gains.

The fund has made strides with each passing year

Just about every mutual fund’s record improves as we move further away from the 2008–2009 financial crisis. This effect is particularly noticeable in the High Dividend Yield Index Fund, which launched in November 2006 and suffered a –32% decline in fiscal 2008—its second year of existence.

The fund, which has now notched positive results in six of its seven fiscal years and double-digit returns in five, has an average annual return of 5.60% from inception through October 31, 2013. Its benchmark (which bears no expenses) returned 5.84%, and its peer group’s average return was 4.91%.

Credit for the fund’s success in tightly tracking its benchmark goes to its advisor, Vanguard Equity Investment Group, which uses sophisticated portfolio construction and trading techniques to reach its goal. Investors in the fund were also able to keep more of their returns thanks to its low expenses.

Watching costs is especially important for investors seeking income, because expenses are deducted from the income generated by the fund’s holdings. The higher the expenses, the greater the share of income that gets diverted to pay them. Vanguard High Dividend Yield Index Fund had an expense ratio of 0.20% for Investor Shares. The average equity income mutual fund expense ratio was more than six times higher: 1.27%, according to data from Lipper as of December 31, 2012.

In challenging markets, index funds can be a solid portfolio foundation

As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are typically very low. They do so by investing in an entire market or by relying on a sophisticated sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I use the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming their benchmarks

6

over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. As the paper’s title also implies, finding talented advisors is another key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect and be comfortable with the extended periods of underperfor-mance that such funds can undergo. These challenges help further clarify the potential benefits of indexing. Well-run index funds can offer you virtually the market return, year in and year out.

In a portfolio that is diversified within asset classes and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2013

7

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.96%	3.05%

Portfolio Characteristics
			DJ U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	384	384	3,612
Median Market Cap	$99.0B	$99.0B	$41.6B
Price/Earnings Ratio	16.8x	16.7x	19.8x
Price/Book Ratio	2.5x	2.5x	2.5x
Return on Equity	18.3%	18.3%	16.5%
Earnings Growth
Rate	5.8%	5.8%	10.6%
Dividend Yield	3.1%	3.1%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	13%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ U.S.
		Dividend	Total
		Yield	Market
	Fund	Index	FA Index
Basic Materials	3.9%	3.9%	3.1%
Consumer Goods	15.4	15.4	10.4
Consumer Services	7.1	7.1	13.7
Financials	12.5	12.4	18.3
Health Care	11.8	11.8	11.8
Industrials	14.6	14.6	13.2
Oil & Gas	12.1	12.1	9.5
Technology	9.3	9.4	14.6
Telecommunications	5.1	5.1	2.2
Utilities	8.2	8.2	3.2

Volatility Measures
	FTSE High
	Dividend	DJ U.S.
	Yield	Total Market
	Index	FA Index
R-Squared	1.00	0.86
Beta	1.00	0.74
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	5.5%
General Electric Co.	Diversified Industrials	3.7
Microsoft Corp.	Software	3.7
Johnson & Johnson	Pharmaceuticals	3.5
Chevron Corp.	Integrated Oil & Gas	3.2
Wells Fargo & Co.	Banks	3.1
Procter & Gamble Co.	Nondurable
	Household Products	3.1
Pfizer Inc.	Pharmaceuticals	2.8
JPMorgan Chase & Co.	Banks	2.7
AT&T Inc.	Fixed Line
	Telecommunications	2.7
Top Ten		34.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 22, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.19% for Investor Shares and 0.10% for ETF Shares.

8

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/16/2006)	Investment
	High Dividend Yield Index
	Fund*Investor Shares	24.35%	14.34%	5.60%	$14,605
••••••••	FTSE High Dividend Yield Index	24.49	14.58	5.84	14,840
– – – –	Equity Income Funds Average	23.39	13.64	4.91	13,960
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	28.86	16.01	6.11	15,104
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/10/2006)	Investment
High Dividend Yield Index Fund
ETF Shares Net Asset Value	24.43%	14.47%	5.84%	$14,858
FTSE High Dividend Yield Index	24.49	14.58	5.95	14,964
Dow Jones U.S. Total Stock Market Float
Adjusted Index	28.86	16.01	6.33	15,339
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: November 10, 2006, Through October 31, 2013

			Since
	One	Five	Inception
	Year	Years	(11/10/2006)
High Dividend Yield Index Fund ETF Shares
iMarket Price	24.51%	96.20%	48.69%
High Dividend Yield Index Fund ETF Shares Net
Asset Value	24.43	96.58	48.58
FTSE High Dividend Yield Index	24.49	97.50	49.64
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): November 16, 2006, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	17.58%	9.79%	4.96%
ETF Shares	11/10/2006
Market Price		17.70	9.85	5.21
Net Asset Value		17.69	9.92	5.21

10

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (4.0%)
EI du Pont de Nemours
& Co.	1,268,306	77,620
Dow Chemical Co.	1,670,096	65,919
Freeport-McMoRan
Copper & Gold Inc.	1,432,300	52,651
LyondellBasell Industries
NV Class A	613,609	45,775
Air Products
& Chemicals Inc.	286,547	31,237
International Paper Co.	613,956	27,389
Nucor Corp.	437,116	22,630
Newmont Mining Corp.	676,534	18,442
RPM International Inc.	183,298	7,097
Southern Copper Corp.	234,753	6,561
Avery Dennison Corp.	135,289	6,375
Steel Dynamics Inc.	287,414	5,165
Huntsman Corp.	221,305	5,139
Sensient Technologies
Corp.	69,112	3,603
Compass Minerals
International Inc.	45,917	3,419
Commercial Metals Co.	143,190	2,629
Olin Corp.	105,691	2,379
Tronox Ltd. Class A	85,775	1,981
Innophos Holdings Inc.	30,087	1,508
A Schulman Inc.	40,383	1,337
Koppers Holdings Inc.	24,880	1,107
AMCOL International Corp.	33,377	1,071
Gold Resource Corp.	44,496	231
		391,265
Consumer Goods (15.4%)
Procter & Gamble Co.	3,791,694	306,179
Coca-Cola Co.	5,838,557	231,032
Philip Morris
International Inc.	2,233,483	199,048
PepsiCo Inc.	2,134,555	179,495
Altria Group Inc.	2,773,525	103,258

Ford Motor Co.	5,314,810	90,936
Kimberly-Clark Corp.	530,892	57,336
General Mills Inc.	893,317	45,041
Kraft Foods Group Inc.	812,438	44,180
Lorillard Inc.	516,060	26,324
Reynolds American Inc.	437,965	22,498
Kellogg Co.	340,166	21,515
Mattel Inc.	473,599	21,014
ConAgra Foods Inc.	582,576	18,532
Stanley Black & Decker
Inc.	220,798	17,463
Genuine Parts Co.	214,697	16,925
Clorox Co.	179,043	16,148
Dr Pepper Snapple
Group Inc.	281,097	13,310
Autoliv Inc.	131,397	11,724
Campbell Soup Co.	250,513	10,664
Molson Coors Brewing Co.
Class B	185,205	10,001
Herbalife Ltd.	142,195	9,217
Hasbro Inc.	160,051	8,267
Nu Skin Enterprises Inc.
Class A	69,582	8,136
Flowers Foods Inc.	241,126	6,110
Leggett & Platt Inc.	196,999	5,859
Gentex Corp.	198,665	5,849
Tupperware Brands Corp.	63,424	5,686
Scotts Miracle-Gro Co.
Class A	49,183	2,888
Schweitzer-Mauduit
International Inc.	40,817	2,526
B&G Foods Inc.	72,340	2,449
HNI Corp.	59,036	2,293
Steelcase Inc. Class A	121,382	1,989
Snyders-Lance Inc.	62,776	1,883
Universal Corp.	31,993	1,697
Vector Group Ltd.	89,713	1,451
Knoll Inc.	58,085	954
		1,529,877

11

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Consumer Services (7.1%)
Wal-Mart Stores Inc.	2,271,633	174,348
McDonald’s Corp.	1,385,435	133,722
Walgreen Co.	1,208,773	71,608
Time Warner Cable Inc.	394,393	47,386
Las Vegas Sands Corp.	567,718	39,865
Sysco Corp.	819,102	26,490
Omnicom Group Inc.	356,892	24,308
Carnival Corp.	575,272	19,933
Wynn Resorts Ltd.	112,391	18,685
Kohl’s Corp.	284,794	16,176
Best Buy Co. Inc.	375,077	16,053
Staples Inc.	916,450	14,773
Safeway Inc.	331,567	11,572
H&R Block Inc.	373,943	10,635
Darden Restaurants Inc.	178,966	9,222
GameStop Corp. Class A	162,169	8,890
Gannett Co. Inc.	315,561	8,732
Six Flags Entertainment
Corp.	131,047	4,929
Cinemark Holdings Inc.	144,047	4,726
KAR Auction Services Inc.	152,417	4,530
Brinker International Inc.	91,390	4,060
Cablevision Systems Corp.
Class A	258,321	4,017
Wendy’s Co.	424,166	3,686
Cracker Barrel Old Country
Store Inc.	30,545	3,356
Guess? Inc.	88,150	2,755
Meredith Corp.	49,621	2,546
Hillenbrand Inc.	85,878	2,423
Bob Evans Farms Inc.	37,845	2,161
Regal Entertainment Group
Class A	111,202	2,114
DineEquity Inc.	24,042	1,973
Copa Holdings SA Class A	11,535	1,725
Belo Corp. Class A	107,377	1,474
Valassis
Communications Inc.	50,041	1,369
National CineMedia Inc.	76,453	1,339
CEC Entertainment Inc.	24,254	1,124
CTC Media Inc.	82,057	1,037
Cato Corp. Class A	32,169	964
Weis Markets Inc.	17,534	897
Harte-Hanks Inc.	55,269	441
Speedway Motorsports Inc.	18,958	346
Schawk Inc. Class A	15,302	224
		706,614
Financials (12.4%)
Wells Fargo & Co.	7,298,519	311,574
JPMorgan Chase & Co.	5,243,374	270,243
PNC Financial Services
Group Inc.	733,498	53,934
BlackRock Inc.	175,474	52,784
Prudential Financial Inc.	640,332	52,117

	Aflac Inc.	623,771	40,533
	Marsh & McLennan
	Cos. Inc.	760,826	34,846
	BB&T Corp.	971,410	32,999
	CME Group Inc.	435,207	32,297
	Fifth Third Bancorp	1,175,204	22,364
	Invesco Ltd.	612,883	20,685
	Principal Financial
	Group Inc.	407,339	19,332
	M&T Bank Corp.	157,949	17,774
	SLM Corp.	601,664	15,264
^	NYSE Euronext	335,429	14,766
	Western Union Co.	769,051	13,089
	Willis Group Holdings plc	241,756	10,896
	Huntington
	Bancshares Inc.	1,144,390	10,071
	Cincinnati Financial Corp.	195,803	9,790
	New York Community
	Bancorp Inc.	582,800	9,447
	Fidelity National Financial
	Inc. Class A	315,136	8,871
	Arthur J Gallagher & Co.	176,058	8,354
	PartnerRe Ltd.	74,613	7,477
	Axis Capital Holdings Ltd.	148,397	7,037
	Waddell & Reed Financial
	Inc. Class A	109,236	6,745
	People’s United
	Financial Inc.	443,441	6,399
	Old Republic
	International Corp.	331,050	5,558
	Hudson City Bancorp Inc.	603,545	5,420
	First Niagara Financial
	Group Inc.	466,455	5,145
	Cullen/Frost Bankers Inc.	71,918	5,091
	FirstMerit Corp.	224,781	5,049
	Protective Life Corp.	109,312	5,037
	Validus Holdings Ltd.	112,725	4,450
	Hancock Holding Co.	113,294	3,714
	StanCorp Financial
	Group Inc.	61,493	3,622
	Hanover Insurance
	Group Inc.	60,762	3,557
	Bank of Hawaii Corp.	59,563	3,453
	Federated Investors Inc.
	Class B	124,894	3,387
	Fulton Financial Corp.	269,371	3,289
	Endurance Specialty
	Holdings Ltd.	56,863	3,144
	Symetra Financial Corp.	162,725	3,048
	Glacier Bancorp Inc.	101,576	2,807
	BankUnited Inc.	87,102	2,680
	Capitol Federal
	Financial Inc.	205,490	2,604
	Janus Capital Group Inc.	259,504	2,561
	Valley National Bancorp	261,345	2,548

12

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Erie Indemnity Co. Class A	35,384	2,541
FNB Corp.	189,756	2,374
Umpqua Holdings Corp.	143,626	2,351
Trustmark Corp.	83,962	2,280
Home Loan Servicing
Solutions Ltd.	94,199	2,224
Old National Bancorp	139,808	2,033
Kemper Corp.	54,129	2,004
PacWest Bancorp	52,247	1,988
Iberiabank Corp.	33,472	1,956
Greenhill & Co. Inc.	35,985	1,846
Community Bank
System Inc.	50,078	1,818
Northwest Bancshares Inc.	129,390	1,810
CVB Financial Corp.	122,889	1,787
Westamerica
Bancorporation	34,590	1,781
Mercury General Corp.	37,819	1,761
United Bankshares Inc.	58,653	1,735
BOK Financial Corp.	28,067	1,719
National Penn
Bancshares Inc.	164,788	1,709
Horace Mann
Educators Corp.	54,880	1,520
Provident Financial
Services Inc.	79,400	1,488
NBT Bancorp Inc.	60,159	1,466
Interactive Brokers
Group Inc.	68,792	1,419
Park National Corp.	16,767	1,328
First Financial Bancorp	78,782	1,223
Renasant Corp.	42,436	1,217
American National
Insurance Co.	11,777	1,190
Safety Insurance Group Inc.	21,026	1,150
WesBanco Inc.	38,503	1,132
Chemical Financial Corp.	37,622	1,102
Provident New York
Bancorp	92,048	1,079
First Commonwealth
Financial Corp.	120,078	1,043
Independent Bank Corp.	28,516	1,023
Oritani Financial Corp.	62,670	1,017
BGC Partners Inc. Class A	181,139	964
City Holding Co.	20,512	933
S&T Bancorp Inc.	37,037	908
United Fire Group Inc.	28,564	905
Brookline Bancorp Inc.	96,296	854
TrustCo Bank Corp. NY	121,863	819
Maiden Holdings Ltd.	73,844	809
Sandy Spring Bancorp Inc.	32,879	805
Flushing Financial Corp.	40,037	804
Community Trust
Bancorp Inc.	17,261	735
Tompkins Financial Corp.	13,632	672

Dime Community
Bancshares Inc.	40,440	662
Simmons First National
Corp. Class A	19,833	649
Washington Trust
Bancorp Inc.	19,333	636
1st Source Corp.	19,763	620
Bancfirst Corp.	10,397	578
SY Bancorp Inc.	16,308	489
First Financial Corp.	13,596	470
Arrow Financial Corp.	13,735	355
Republic Bancorp Inc.
Class A	13,500	311
GFI Group Inc.	83,059	288
Tower Group
International Ltd.	73,435	267
Baldwin & Lyons Inc.	9,699	265
		1,234,764
Health Care (11.7%)
Johnson & Johnson	3,789,597	350,955
Pfizer Inc.	9,135,483	280,277
Merck & Co. Inc.	4,038,203	182,082
Bristol-Myers Squibb Co.	2,277,872	119,634
AbbVie Inc.	2,169,790	105,126
Eli Lilly & Co.	1,393,280	69,413
Baxter International Inc.	747,913	49,265
Owens & Minor Inc.	81,931	3,066
Healthcare Services
Group Inc.	96,358	2,639
PDL BioPharma Inc.	192,588	1,558
Meridian Bioscience Inc.	56,336	1,393
National Healthcare Corp.	12,747	617
		1,166,025
Industrials (14.6%)
General Electric Co.	14,052,742	367,339
United Technologies
Corp.	1,253,976	133,235
Boeing Co.	952,719	124,330
3M Co.	943,155	118,696
United Parcel Service Inc.
Class B	998,580	98,100
Emerson Electric Co.	992,030	66,436
Lockheed Martin Corp.	446,531	59,540
Automatic Data
Processing Inc.	674,420	50,561
Eaton Corp. plc	652,255	46,023
Illinois Tool Works Inc.	560,705	44,178
General Dynamics Corp.	462,515	40,068
Norfolk Southern Corp.	434,058	37,338
Raytheon Co.	445,065	36,660
Northrop Grumman Corp.	317,651	34,151
Waste Management Inc.	644,564	28,064
Paychex Inc.	451,766	19,092
Xerox Corp.	1,687,997	16,779

13

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	Republic Services Inc.
	Class A	413,465	13,839
	L-3 Communications
	Holdings Inc.	124,385	12,494
	MeadWestvaco Corp.	243,941	8,501
	Packaging Corp.
	of America	135,698	8,451
	MDU Resources
	Group Inc.	258,938	7,711
	Iron Mountain Inc.	231,341	6,140
	Broadridge Financial
	Solutions Inc.	164,087	5,769
	Bemis Co. Inc.	142,820	5,698
	Sonoco Products Co.	129,404	5,259
	RR Donnelley & Sons Co.	248,537	4,615
	Exelis Inc.	257,215	4,241
	Molex Inc. Class A	104,927	4,040
	Molex Inc.	92,342	3,564
	Deluxe Corp.	69,866	3,290
	Harsco Corp.	110,530	3,082
	GATX Corp.	53,233	2,744
	Covanta Holding Corp.	146,501	2,515
	Teekay Corp.	56,055	2,434
	TAL International Group Inc.	46,558	2,249
	Mine Safety Appliances Co.	42,705	2,057
	ABM Industries Inc.	72,141	1,985
	Greif Inc. Class A	34,732	1,858
	Aircastle Ltd.	92,506	1,746
^	Seaspan Corp.	63,085	1,409
	Ship Finance
	International Ltd.	81,145	1,343
	Otter Tail Corp.	43,568	1,300
	Textainer Group
	Holdings Ltd.	29,194	1,106
	McGrath RentCorp	28,589	1,020
	ManTech International
	Corp. Class A	32,953	921
	US Ecology Inc.	23,784	846
	China Yuchai
	International Ltd.	31,840	744
	American Science
	& Engineering Inc.	11,112	731
	Navios Maritime
	Holdings Inc.	99,861	707
	Nordic American
	Tankers Ltd.	86,500	706
	Ennis Inc.	36,139	641
	Landauer Inc.	12,658	613
	Electro Scientific
	Industries Inc.	40,662	487
	Electro Rent Corp.	24,643	447
	NAM TAI Electronics Inc.	45,051	315
			1,448,208

Oil & Gas (12.0%)
Exxon Mobil Corp.	6,073,848	544,338
Chevron Corp.	2,680,762	321,584
ConocoPhillips	1,676,020	122,852
Occidental
Petroleum Corp.	1,117,598	107,379
Williams Cos. Inc.	939,900	33,564
Kinder Morgan Inc.	914,775	32,301
Ensco plc Class A	322,334	18,583
OGE Energy Corp.	270,506	9,982
Targa Resources Corp.	38,596	2,994
Crosstex Energy Inc.	48,954	1,502
Gulfmark Offshore Inc.	8,225	409
		1,195,488
Technology (9.3%)
Microsoft Corp.	10,345,162	365,701
Intel Corp.	6,894,161	168,424
Cisco Systems Inc.	7,326,427	164,845
Corning Inc.	2,015,497	34,445
Applied Materials Inc.	1,656,214	29,563
Seagate Technology plc	440,821	21,459
Analog Devices Inc.	422,329	20,821
KLA-Tencor Corp.	228,981	15,021
CA Inc.	469,166	14,901
Linear Technology Corp.	321,990	13,247
Microchip Technology Inc.	271,848	11,679
Maxim Integrated
Products Inc.	392,832	11,667
Harris Corp.	147,431	9,135
Garmin Ltd.	151,245	7,071
Pitney Bowes Inc.	275,718	5,884
Leidos Holdings Inc.	97,742	4,603
j2 Global Inc.	63,784	3,507
Lexmark International Inc.
Class A	86,711	3,083
Diebold Inc.	87,608	2,625
Science Applications
International Corp.	55,801	1,967
Cypress Semiconductor
Corp.	205,123	1,904
Intersil Corp. Class A	146,098	1,630
Quality Systems Inc.	60,779	1,387
United Online Inc.	127,801	1,104
Tellabs Inc.	444,037	1,083
Computer Programs
& Systems Inc.	14,420	822
Brooks Automation Inc.	85,222	821
Comtech
Telecommunications Corp.	22,759	683
Epiq Systems Inc.	41,265	617
		919,699

14

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Telecommunications (5.1%)
AT&T Inc.	7,328,762	265,301
Verizon
Communications Inc.	3,933,668	198,690
CenturyLink Inc.	829,019	28,071
Windstream Holdings Inc.	812,461	6,946
Frontier Communications
Corp.	1,365,652	6,022
Consolidated
Communications
Holdings Inc.	55,451	1,033
EarthLink Inc.	114,972	582
NTELOS Holdings Corp.	20,693	394
		507,039
Utilities (8.2%)
Duke Energy Corp.	974,276	69,885
Dominion Resources Inc.	797,211	50,822
NextEra Energy Inc.	580,929	49,234
Southern Co.	1,195,901	48,924
Exelon Corp.	1,182,143	33,738
Spectra Energy Corp.	919,151	32,694
American Electric Power
Co. Inc.	671,801	31,467
Sempra Energy	335,771	30,602
PPL Corp.	871,843	26,705
PG&E Corp.	614,382	25,712
Public Service Enterprise
Group Inc.	701,919	23,514
Consolidated Edison Inc.	400,995	23,346
Edison International	449,687	22,048
FirstEnergy Corp.	577,142	21,856
Xcel Energy Inc.	686,311	19,807
Northeast Utilities	431,442	18,505
DTE Energy Co.	239,937	16,589
ONEOK Inc.	282,233	15,946
Entergy Corp.	245,652	15,899
CenterPoint Energy Inc.	589,831	14,510
NiSource Inc.	427,587	13,478
Wisconsin Energy Corp.	314,275	13,234
Ameren Corp.	333,612	12,070
American Water Works
Co. Inc.	243,355	10,433
CMS Energy Corp.	365,504	10,037
Pinnacle West
Capital Corp.	151,028	8,462
SCANA Corp.	173,096	8,072
Alliant Energy Corp.	152,094	7,942
NV Energy Inc.	322,331	7,652
National Fuel Gas Co.	103,239	7,387
AGL Resources Inc.	152,535	7,300
Pepco Holdings Inc.	342,189	6,597
UGI Corp.	157,062	6,498

Integrys Energy Group Inc.	109,273	6,412
Questar Corp.	242,440	5,736
Atmos Energy Corp.	124,516	5,512
Westar Energy Inc.
Class A	173,694	5,491
TECO Energy Inc.	300,077	5,152
Aqua America Inc.	197,592	4,975
Great Plains Energy Inc.	200,848	4,708
Vectren Corp.	112,928	3,943
Cleco Corp.	83,419	3,866
Hawaiian Electric
Industries Inc.	135,859	3,610
Piedmont Natural
Gas Co. Inc.	104,237	3,559
IDACORP Inc.	68,918	3,556
Southwest Gas Corp.	63,902	3,467
WGL Holdings Inc.	71,348	3,211
Black Hills Corp.	61,402	3,114
Portland General
Electric Co.	106,672	3,062
UIL Holdings Corp.	76,310	2,939
UNS Energy Corp.	56,964	2,819
ALLETE Inc.	55,061	2,782
PNM Resources Inc.	109,641	2,623
New Jersey
Resources Corp.	56,963	2,622
South Jersey Industries Inc.	43,993	2,620
NorthWestern Corp.	53,095	2,434
Avista Corp.	82,472	2,292
Laclede Group Inc.	42,261	1,989
El Paso Electric Co.	55,396	1,948
MGE Energy Inc.	31,612	1,780
Northwest Natural Gas Co.	37,062	1,610
American States Water Co.	53,159	1,514
California Water
Service Group	64,856	1,414
Empire District Electric Co.	59,140	1,330
SJW Corp.	21,608	610
		813,665
Total Common Stocks
(Cost $8,197,507)		9,912,644

15

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.120%	19,652,351	19,652

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Fannie Mae
	Discount Notes,
	0.145%, 12/26/13	1,000	1,000
[4],5	Freddie Mac
	Discount Notes,
	0.070%, 3/31/14	1,000	999
			1,999
Total Temporary Cash Investments
(Cost $21,652)			21,651
Total Investments (100.0%)
(Cost $8,219,159)			9,934,295
Other Assets and Liabilities (0.0%)
Other Assets			27,633
Liabilities[3]			(24,904)
			2,729
Net Assets (100%)			9,937,024

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	8,215,793
Undistributed Net Investment Income	24,426
Accumulated Net Realized Losses	(19,057)
Unrealized Appreciation (Depreciation)
Investment Securities	1,715,136
Futures Contracts	726
Net Assets	9,937,024

Investor Shares—Net Assets
Applicable to 126,705,730 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,019,164
Net Asset Value Per Share—
Investor Shares	$23.83

ETF Shares—Net Assets
Applicable to 114,991,828 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,917,860
Net Asset Value Per Share—
ETF Shares	$60.16

■ See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.  The total value of securities on loan is $3,719,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts.  After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money markets fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.  Rate shown is the 7-day yield.
3 Includes $3,805,000 of collateral received for securities on loan.
4 The issuer was placed under federal consevatorship in September 2008; since that time, its daily operations have managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,799,000 have been segregrated as initial margin for open futures contracts.
   See accompanying Notes, which are an intergral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends	260,393
Interest[1]	36
Securities Lending	308
Total Income	260,737
Expenses
The Vanguard Group—Note B
Investment Advisory Services	467
Management and Administrative—Investor Shares	3,625
Management and Administrative—ETF Shares	3,622
Marketing and Distribution—Investor Shares	486
Marketing and Distribution—ETF Shares	1,320
Custodian Fees	354
Auditing Fees	28
Shareholders’ Reports—Investor Shares	64
Shareholders’ Reports—ETF Shares	47
Trustees’ Fees and Expenses	8
Total Expenses	10,021
Net Investment Income	250,716
Realized Net Gain (Loss)
Investment Securities Sold	384,298
Futures Contracts	6,053
Realized Net Gain (Loss)	390,351
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,045,145
Futures Contracts	994
Change in Unrealized Appreciation (Depreciation)	1,046,139
Net Increase (Decrease) in Net Assets Resulting from Operations	1,687,206
1 Interest income from an affiliated company of the fund was $34,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	250,716	147,153
Realized Net Gain (Loss)	390,351	70,603
Change in Unrealized Appreciation (Depreciation)	1,046,139	460,924
Net Increase (Decrease) in Net Assets Resulting from Operations	1,687,206	678,680
Distributions
Net Investment Income
Investor Shares	(69,438)	(36,928)
ETF Shares	(171,585)	(101,515)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(241,023)	(138,443)
Capital Share Transactions
Investor Shares	1,003,585	684,983
ETF Shares	1,688,115	1,828,831
Net Increase (Decrease) from Capital Share Transactions	2,691,700	2,513,814
Total Increase (Decrease)	4,137,883	3,054,051
Net Assets
Beginning of Period	5,799,141	2,745,090
End of Period[1]	9,937,024	5,799,141
1 Net Assets—End of Period includes undistributed net investment income of $24,426,000 and $14,708,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.76	$17.30	$15.94	$14.15	$14.20
Investment Operations
Net Investment Income	. 667.579		.489	.415	.468[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.063	2.446	1.355	1.792	(.070)
Total from Investment Operations	4.730	3.025	1.844	2.207	.398
Distributions
Dividends from Net Investment Income	(. 660)	(. 565)	(. 484)	(.417)	(.448)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 660)	(. 565)	(. 484)	(.417)	(.448)
Net Asset Value, End of Period	$23.83	$19.76	$17.30	$15.94	$14.15

Total Return[2]	24.35%	17.69%	11.70%	15.79%	3.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,019	$1,596	$761	$296	$155
Ratio of Total Expenses to Average Net Assets	0.19%	0.20%	0.25%	0.30%	0.35%
Ratio of Net Investment Income to
Average Net Assets	3.10%	3.22%	3.04%	2.86%	3.63%
Portfolio Turnover Rate [3]	13%	11%	16%	34%	20%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$49.89	$43.68	$40.22	$35.70	$35.84
Investment Operations
Net Investment Income	1.732	1.506	1.283	1.092	1.235[1]
Net Realized and Unrealized Gain (Loss)
on Investments	10.247	6.180	3.442	4.527	(.198)
Total from Investment Operations	11.979	7.686	4.725	5.619	1.037
Distributions
Dividends from Net Investment Income	(1.709)	(1.476)	(1.265)	(1.099)	(1.177)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.709)	(1.476)	(1.265)	(1.099)	(1.177)
Net Asset Value, End of Period	$60.16	$49.89	$43.68	$40.22	$35.70

Total Return	24.43%	17.80%	11.88%	15.93%	3.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,918	$4,203	$1,984	$884	$430
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.13%	0.18%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.19%	3.32%	3.16%	2.98%	3.78%
Portfolio Turnover Rate [2]	13%	11%	16%	34%	20%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

21

High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $1,108,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22

High Dividend Yield Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,912,644	—	—
Temporary Cash Investments	19,652	1,999	—
Futures Contracts—Liabilities[1]	(136)	—	—
Total	9,932,160	1,999	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2013	54	23,639	711
E-mini S&P 500 Index	December 2013	13	1,138	15

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $25,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2013, had unrealized appreciation of $763,000, of which $221,000 has been distributed and is reflected in the balance of undistributed net investment income.

23

High Dividend Yield Index Fund

During the year ended October 31, 2013, the fund realized $379,767,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2013, the fund had $27,687,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $11,554,000 to offset taxable capital gains realized during the year ended October 31, 2013. At October 31, 2013, the fund had available capital losses totaling $18,315,000 to offset future net capital gains through October 31, 2018.

At October 31, 2013, the cost of investment securities for tax purposes was $8,219,937,000. Net unrealized appreciation of investment securities for tax purposes was $1,714,358,000, consisting of unrealized gains of $1,755,713,000 on securities that had risen in value since their purchase and $41,355,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2013, the fund purchased $5,051,636,000 of investment securities and sold $2,358,785,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,030,110,000 and $1,342,313,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,501,318	68,725	967,267	51,782
Issued in Lieu of Cash Distributions	56,426	2,604	30,809	1,628
Redeemed	(554,159)	(25,363)	(313,093)	(16,633)
Net Increase (Decrease)—Investor Shares	1,003,585	45,966	684,983	36,777
ETF Shares
Issued	3,045,335	55,835	2,101,824	44,828
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,357,220)	(25,100)	(272,993)	(6,000)
Net Increase (Decrease)—ETF Shares	1,688,115	30,735	1,828,831	38,828

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 12, 2013

Special 2013 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $241,023,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares
Periods Ended October 31, 2013

			Since
	One	Five	Inception
	Year	Years	(11/16/2006)
Returns Before Taxes	24.35%	14.34%	5.60%
Returns After Taxes on Distributions	23.55	13.78	5.11
Returns After Taxes on Distributions and Sale of Fund Shares	14.48	11.57	4.45

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,081.28	$1.00
ETF Shares	1,000.00	1,081.65	0.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.25	$0.97
ETF Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for Investor Shares and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All rights in a FTSE index (the “Index”) vest in FTSE
Direct Investor Account Services > 800-662-2739	International Limited (“FTSE”). “FTSE®” is a trademark
of London Stock Exchange Group companies and is
Institutional Investor Services > 800-523-1036	used by FTSE under licence. The Vanguard Fund(s) (the
Text Telephone for People	“Product”) has been developed solely by Vanguard. The
With Hearing Impairment > 800-749-7273	Index is calculated by FTSE or its agent. FTSE and its
licensors are not connected to and do not sponsor,
This material may be used in conjunction	advise, recommend, endorse or promote the Product
with the offering of shares of any Vanguard	and do not accept any liability whatsoever to any
fund only if preceded or accompanied by	person arising out of (a) the use of, reliance on or any
error in the Index or (b) investment in or operation of
the fund’s current prospectus.	the Product. FTSE makes no claim, prediction, warranty
All comparative mutual fund data are from Lipper, a	or representation either as to the results to be obtained
Thomson Reuters Company, or Morningstar, Inc., unless	from the Product or the suitability of the Index for the
otherwise noted.	purpose to which it is being put by Vanguard.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6230 122013

Annual Report | October 31, 2013

Vanguard Emerging Markets

Government Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
Trustees Approve Advisory Arrangement.	37
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Period Ended October 31, 2013
				Returns
	30-Day SEC	Income	Capital	Since
	Yield	Returns	Returns	Inception
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares (Inception: 5/31/2013)	4.29%	1.51%	-2.89%	-1.38%
Admiral™ Shares (Inception: 5/31/2013)	4.44	1.57	-2.94	-1.37
ETF Shares (Inception: 5/31/2013)	4.44
Market Price				-0.69
Net Asset Value				-1.39
Barclays USD Emerging Markets Government RIC
Capped Index				-1.30
Emerging Markets Hard Currency Debt Funds
Average				-2.10
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
Inception Through October 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Emerging Markets Government Bond
Index Fund
Investor Shares	$10.00	$9.74	$0.148	$0.000
Admiral Shares	20.00	19.48	0.307	0.000
ETF Shares	79.52	77.71	0.941	0.000

1

Chairman’s Letter

Dear Shareholder,

I am pleased to present you the first shareholder report for Vanguard Emerging Markets Government Bond Index Fund. We launched this fund to give investors a low-cost opportunity to participate in a key subset of emerging market bonds: U.S. dollar-denominated securities issued by governments in more than 60 countries across Latin America, Europe, Asia, and beyond.

From its inception on May 31, 2013, through October 31, the fund returned –1.38% for Investor Shares and about the same for Admiral and ETF Shares. This result outpaced the average return of the fund’s peer group, emerging markets hard currency debt funds. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

Your fund closely tracked the –1.30% return of its benchmark, the Barclays USD Emerging Markets Government RIC Capped Index, which of course incurs no expenses. The fund’s close index tracking in its first few months is a testament to the skill and experience of Vanguard Fixed Income Group, the fund’s advisor.

Barclays constructs and manages your fund’s custom index with caps, or limits, on certain holdings. The intent is to comply with Internal Revenue Service diversification standards for regulated investment companies, or RICs, which

2

include mutual funds. In seeking to track the index, the advisor uses a sampling strategy, holding a range of securities that in total approximate the index’s key risk factors and characteristics, such as average duration and credit quality. Sampling is a common practice for bond index funds because it can be very difficult and potentially costly to own all the bonds in an index.

This report includes a brief look at the financial markets over the full 12 months of the fund’s fiscal year, followed by a review of the fund’s performance since May 31.

Before moving to that discussion, however, I want to mention an important transition at Vanguard. As we announced in early November, Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. At the conclusion of this letter, I’ll have more to say about the important contributions Bob made to Vanguard in his 32-year career, and I’ll introduce his successor, Gregory Davis.

Bond returns suffered as markets worldwide kept an eye on the Fed

With investors around the world fretting over the U.S. Federal Reserve’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months ended October 31, 2013.

Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

–1.95%, trailing the broad U.S. taxable bond market. International bonds generally traced a bumpy path similar to that of U.S. bonds, in part reflecting the ebb and flow of concerns about when Fed tapering might begin—and its implications for global economic growth.

The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, up nearly a full percentage point from 1.69% at the end of October 2012. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

Stocks in developed markets found a path to strong returns

Stocks outside the United States returned about 20% in aggregate. The developed markets of Europe and the Pacific region delivered robust gains. In Japan, the pro-growth, weaker-yen policies of Prime Minister Shinzo Abe have sparked an economic revival that helped propel the stock market to return almost 65% in yen, and about half that for U.S. dollar-based investors. Emerging-market stocks failed to keep pace with those of developed economies.

U.S. stocks faced several challenges en route to an impressive return of about 29%. Investors’ growing appetite for risk

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	ETF	Peer Group
	Shares	Shares	Shares	Average
Emerging Markets Government Bond
Index Fund	0.50%	0.35%	0.35%	1.22%

The fund expense ratios shown are from the prospectus dated May 14, 2013, and represent estimated costs for the current fiscal year. For the period from inception through October 31, 2013, the annualized expense ratios were 0.49% for Investor Shares, 0.34% for Admiral Shares, and 0.35% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group:  Emerging Markets Hard Currency Debt Funds.

4

drove the rise in stocks, as corporate profit growth, in general, wasn’t particularly tantalizing.

Although the final month of the fiscal year was notable for the budget impasse that resulted in a partial shutdown of the federal government for 16 days, the period as a whole was marked by uncertainties about the Fed’s monetary policy and concern about the economy’s patchy growth. Nonetheless, as Vanguard’s chief economist, Joe Davis, noted, the U.S. economy continued to expand, albeit at a modest and uneven pace.

The disparity between the performance of the U.S. economy and U.S. stocks may seem surprising, but Vanguard research has shown that over the long term, a nation’s economic growth has a weak relationship with its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Markets large and small felt the broad reach of Fed policy

Emerging markets often feature prominently in the headlines, so it can be easy to lose perspective on their relative size in global capital markets. Regarding the overall market value of investable bonds of developing countries, estimates vary for several reasons—including differing definitions of what constitutes an emerging market, the inaccessibility of some bonds because of limits on foreign ownership, and index construction methodologies.

That said, using calculations based on Barclays indexes, Vanguard estimates that emerging market bonds represent only a small slice—about 6%—of the global fixed income market. And bonds issued in local currencies constitute the majority of emerging market debt. Thus, the U.S. dollar-denominated bonds that your fund invests in are a small segment within a small market—but these securities represent some of the most accessible and frequently traded of all emerging market bonds.

Amid an environment of low yields at home and muted expectations from traditional fixed income investments, investors have increasingly turned to the higher yields offered by emerging-market securities. For example, on October 31, the 30-day SEC yield of your fund’s Investor Shares was 4.3%, more than double the yield of Vanguard Total Bond Market Index Fund. Higher yields, of course, typically reflect higher risks.

In May, the first hint that the Fed might begin to scale back its monthly bond purchases sent a chill through developing countries—which have benefited greatly from the Fed’s easy money policies in recent years. Aside from the lure of higher bond yields, many types of investors have

5

been attracted to emerging economies and their stocks for their seemingly attractive growth opportunities. Thus, the prospect of capital beginning to return home to the U.S. was unwelcome news. This made for an inauspicious start for the Emerging Markets Government Bond Index Fund, which—like its index—returned about –5% in June. Positive returns in some subsequent months could not offset the initial decline.

Still, the bonds of several countries notched gains. Argentina—about 1% of assets in the fund and its benchmark—was the standout, with a return of about 22% for its dollar-denominated government bonds. Notwithstanding unresolved court cases related to Argentina’s debt default in 2001, investors were attracted to double-digit yields on the country’s bonds.

At the other end of the spectrum, bonds from Turkey, Ukraine, and Honduras had some of the weakest returns, in the range of about –6% to –13%. And those of Russia and Brazil—two of the largest country holdings—had returns of approximately 0% and –2%, respectively.

Although your fund has only a five-month history, we are pleased by its initial success in closely tracking the return of its benchmark index. As always, however, we encourage you to evaluate results over a long-term horizon.

The role of international bonds in a diversified portfolio

Bonds issued in developed markets outside the United States have long been a meaningful slice of worldwide capital markets, while emerging market bonds have been a much smaller, but fast-growing, slice. Consistent with Vanguard’s principles of balance, diversification, and broad market exposure, it would have been theoretically appropriate to offer an international bond fund before now. However, several practical obstacles to buying non-U.S. bonds—including illiquidity, high trading and currency-hedging costs, and difficulties in navigating foreign credit markets—kept them absent from Vanguard’s fund lineup.

That changed with the recent growth and maturation of bond markets abroad, accompanied by lower currency-hedging costs, further globalization of businesses, greater capital flows, and better information access. Non-U.S. bonds grew from less than 20% of the world’s capital markets—stocks and bonds combined—in 2000 to approximately 33% at year-end 2012, the largest global asset class by a wide margin.

Vanguard research has shown that international bonds have the potential to reduce the volatility of portfolio returns, providing a diversification benefit similar to that expected from international stocks. To help make this important asset class

6

available to investors, in May we launched Vanguard Total International Bond Index Fund, which includes modest exposure to emerging market bonds.

For U.S.-based investors seeking greater exposure, Vanguard Emerging Markets Government Bond Index Fund can play a supporting role in a diversified portfolio. It offers a low-cost opportunity to participate in the potentially higher yields and improving economic fundamentals of developing economies by investing in some of their U.S. dollar-denominated bonds.

A word of caution, however: Emerging market bonds tend to perform more like equities than like traditional fixed income securities. Vanguard research has found that raising a portfolio’s allocation to emerging market bonds historically increased both the potential return and the overall volatility. You can read more about this in Emerging Market Bonds—Beyond the Headlines, at vanguard.com/research.

Bob Auwaerter’s retirement marks the end of a remarkable era

In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time.

Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

7

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia-Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 19, 2013

8

Emerging Markets Government Bond Index Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics

	Investor	Admiral	ETF
	Shares	Shares	Shares
Ticker Symbol	VGOVX	VGAVX	VWOB
Expense Ratio[1]	0.50%	0.35%	0.35%
30-Day SEC Yield	4.29%	4.44%	4.44%

Financial Attributes
		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	460	631
Yield to Maturity
(before expenses)	4.9%	5.0%
Average Coupon	5.9%	6.1%
Average Duration	6.5 years	6.4 years
Average Effective
Maturity	10.1 years	10.4 years
Short-Term
Reserves	1.5%	—

Sector Diversification (% of portfolio)
Foreign	98.
Treasury/Agency	0.5
Other	0.9

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.9%
1 - 3 Years	11.1
3 - 5 Years	17.7
5 - 10 Years	45.2
10 - 20 Years	9.2
20 - 30 Years	14.6
Over 30 Years	1.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.5%
Aaa	0.9
Aa	7.4
A	8.9
Baa	60.8
Less Than Baa	21.5
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 14, 2013, and represent estimated costs for the current fiscal year. For the period from inception through October 31, 2013, the annualized expense ratios were 0.49% for Investor Shares, 0.34% for Admiral Shares, and 0.35% for ETF Shares.

9

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio)
Fund
Emerging Markets
Russia	13.1%
Brazil	11.1
Mexico	8.0
Turkey	5.9
Venezuela	5.4
Indonesia	5.2
China	4.3
United Arab Emirates	4.1
Philippines	3.3
Colombia	2.6
Lebanon	2.0
South Africa	1.8
Poland	1.7
India	1.6
Malaysia	1.6
Chile	1.5
Hungary	1.5
Peru	1.4
Argentina	1.0
Other	21.3
Subtotal	98.4%
North America
United States	0.5%
Other
Panama	1.1%

10

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 31, 2013, Through October 31, 2013
				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.30%

Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	5/31/2013	1.15%	-4.89%	-3.74%
Fee-Adjusted Returns				-4.46
Admiral Shares	5/31/2013	1.19	-4.88	-3.69
Fee-Adjusted Returns				-4.41
ETF Shares	5/31/2013
Market Price				-2.40
Net Asset Value				-3.70

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

11

Emerging Markets Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Angola (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
1 Republic of Angola Via Northern Lights III BV	7.000%	8/16/19	250	272
Total Angola (Cost $269)				272
Argentina (1.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
1 Provincia de Buenos Aires	10.875%	1/26/21	100	92
Provincia de Buenos Aires	11.750%	10/5/15	200	197
Provincia de Cordoba	12.375%	8/17/17	100	93
1 Republic of Argentina	2.500%	12/31/38	1,097	406
Republic of Argentina	5.770%	12/31/33	554	403
Republic of Argentina	5.770%	12/31/33	163	116
Republic of Argentina	8.750%	6/2/17	100	87
Total Argentina (Cost $1,229)				1,394
Armenia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
2 Republic of Armenia	6.000%	9/30/20	200	197
Total Armenia (Cost $197)				197
Azerbaijan (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
State Oil Co. of the Azerbaijan Republic	5.450%	2/9/17	200	213
Total Azerbaijan (Cost $212)				213
Bahrain (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
Bahrain Mumtalakat Holding Co. BSC	5.000%	6/30/15	150	155
Batelco International Finance No. 1 Lts	4.250%	5/1/20	200	184
2 Kingdom of Bahrain	5.500%	3/31/20	100	103
2 Kingdom of Bahrain	6.125%	7/5/22	200	210
2 Kingdom of Bahrain	6.125%	8/1/23	150	156
Kingdom of Bahrain	6.273%	11/22/18	350	395
Total Bahrain (Cost $1,189)				1,203

12

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Belarus (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Republic of Belarus	8.750%	8/3/15	258	257
Republic of Belarus	8.950%	1/26/18	100	100
Total Belarus (Cost $363)				357
Belize (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
1 Belize	5.000%	2/20/38	100	62
Total Belize (Cost $60)				62
Bermuda (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
2 Bermuda	4.854%	2/6/24	150	150
Total Bermuda (Cost $150)				150
Bolivia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Plurinational State of Bolivia	4.875%	10/29/22	200	198
Total Bolivia (Cost $182)				198
Brazil (10.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (10.9%)
Banco do Brasil SA	3.875%	1/23/17	244	251
Banco do Brasil SA	3.875%	10/10/22	475	430
Banco do Brasil SA	4.500%	1/22/15	100	104
Banco do Brasil SA	5.375%	1/15/21	100	100
Banco do Brasil SA	5.875%	1/26/22	200	201
Banco do Brasil SA	5.875%	1/19/23	50	50
Banco do Brasil SA	6.000%	1/22/20	100	108
1 Banco do Brasil SA	8.500%	10/29/49	200	226
2 Banco Nacional de Desenvolvimento Economico
e Social	3.375%	9/26/16	400	405
2 Banco Nacional de Desenvolvimento Economico
e Social	5.750%	9/26/23	200	209
Banco Nacional de Desenvolvimento Economico
e Social	6.500%	6/10/19	400	442
Caixa Economica Federal	2.375%	11/6/17	325	308
2 Caixa Economica Federal	4.500%	10/3/18	200	201
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	200	196
Centrais Eletricas Brasileiras SA	6.875%	7/30/19	200	218
Federative Republic of Brazil	2.625%	1/5/23	600	535
Federative Republic of Brazil	4.250%	1/7/25	300	298
Federative Republic of Brazil	4.875%	1/22/21	531	576
Federative Republic of Brazil	5.625%	1/7/41	450	458
Federative Republic of Brazil	5.875%	1/15/19	430	494
Federative Republic of Brazil	6.000%	1/17/17	650	731
Federative Republic of Brazil	7.125%	1/20/37	990	1,190
Federative Republic of Brazil	7.875%	3/7/15	300	326
1 Federative Republic of Brazil	8.000%	1/15/18	225	252
Federative Republic of Brazil	8.250%	1/20/34	75	100
Federative Republic of Brazil	8.750%	2/4/25	100	140
Federative Republic of Brazil	8.875%	10/14/19	175	232
Federative Republic of Brazil	8.875%	4/15/24	207	289
Federative Republic of Brazil	10.125%	5/15/27	430	671

13

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Federative Republic of Brazil	12.250%	3/6/30	150	262
3 Petrobras Global Finance BV	1.884%	5/20/16	100	99
Petrobras Global Finance BV	2.000%	5/20/16	400	396
3 Petrobras Global Finance BV	2.384%	1/15/19	150	146
Petrobras Global Finance BV	3.000%	1/15/19	726	691
Petrobras Global Finance BV	4.375%	5/20/23	500	461
Petrobras Global Finance BV	5.625%	5/20/43	400	341
Petrobras International Finance Co.	2.875%	2/6/15	325	329
Petrobras International Finance Co.	3.500%	2/6/17	200	203
Petrobras International Finance Co.	3.875%	1/27/16	450	464
Petrobras International Finance Co.	5.375%	1/27/21	960	975
Petrobras International Finance Co.	5.750%	1/20/20	250	264
Petrobras International Finance Co.	5.875%	3/1/18	475	513
Petrobras International Finance Co.	6.750%	1/27/41	397	391
Petrobras International Finance Co.	6.875%	1/20/40	250	250
Petrobras International Finance Co.	7.875%	3/15/19	200	232
Petrobras International Finance Co.	8.375%	12/10/18	50	59
Total Brazil (Cost $16,134)				15,817
Bulgaria (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Bulgaria	8.250%	1/15/15	150	163
Total Bulgaria (Cost $163)				163
Cayman Islands (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
2 IPIC GMTN Ltd.	3.125%	11/15/15	100	104
2 IPIC GMTN Ltd.	3.750%	3/1/17	245	260
2 IPIC GMTN Ltd.	5.000%	11/15/20	250	272
2 IPIC GMTN Ltd.	5.500%	3/1/22	310	345
Jafz Sukuk Ltd.	7.000%	6/19/19	200	222
1 Republic of Ivory Coast	7.100%	12/31/32	376	339
Total Cayman Islands (Cost $1,572)				1,542
Chile (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
2 Banco del Estado de Chile	3.875%	2/8/22	200	196
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	202
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	275	253
2 Corp. Nacional del Cobre de Chile	3.750%	11/4/20	300	301
2 Corp. Nacional del Cobre De Chile	3.875%	11/3/21	200	199
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	50	42
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	153
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	200	205
Republic of Chile	2.250%	10/30/22	200	183
Republic of Chile	3.625%	10/30/42	150	126
Republic of Chile	3.875%	8/5/20	250	266
Total Chile (Cost $2,132)				2,126
China (4.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.3%)
Amber Circle Funding Ltd.	2.000%	12/4/17	200	198
China Development Bank Corp.	5.000%	10/15/15	200	214
2 China Resources Gas Group Ltd.	4.500%	4/5/22	200	199
2 China Resources Land Ltd.	4.625%	5/19/16	200	209

14

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	CNOOC Finance 2011 Ltd.	4.250%	1/26/21	338	348
2	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	475	469
2	CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	196
	CNOOC Finance 2013 Ltd.	1.125%	5/9/16	50	50
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	200	196
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	300	274
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	200	174
	CNPC General Capital Ltd.	3.400%	4/16/23	250	233
2	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	400	414
2	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	200	221
2	COSL Finance BVI Ltd.	3.250%	9/6/22	100	91
2	Export-Import Bank of China	4.875%	7/21/15	200	212
	MCC Holding Hong Kong Corp. Ltd.	4.875%	7/29/16	200	201
	Nexen Energy ULC	5.875%	3/10/35	158	171
	Nexen Energy ULC	6.400%	5/15/37	225	259
[1,2]	Sinochem Global Capital Co. Ltd.	5.000%	12/29/49	200	189
2	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	275	282
2	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	366
2	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	600	592
2	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	100	97
2	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	300	301
Total China (Cost $6,243)					6,156
Colombia (2.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.6%)
	Ecopetrol SA	4.250%	9/18/18	35	37
	Ecopetrol SA	5.875%	9/18/23	65	70
	Ecopetrol SA	7.375%	9/18/43	250	286
	Ecopetrol SA	7.625%	7/23/19	225	271
1	Republic of Colombia	2.625%	3/15/23	675	608
	Republic of Colombia	4.375%	7/12/21	200	211
	Republic of Colombia	6.125%	1/18/41	450	505
	Republic of Colombia	7.375%	1/27/17	900	1,048
	Republic of Colombia	7.375%	3/18/19	100	122
	Republic of Colombia	7.375%	9/18/37	200	256
	Republic of Colombia	8.125%	5/21/24	150	198
	Republic of Colombia	8.250%	12/22/14	100	108
Total Colombia (Cost $3,740)					3,720
Costa Rica (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
2	Banco Nacional de Costa Rica	4.875%	11/1/18	200	200
	Instituto Costarricense de Electricidad	6.950%	11/10/21	200	212
	Republic of Costa Rica	4.250%	1/26/23	400	379
Total Costa Rica (Cost $796)					791
Croatia (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
	Republic of Croatia	6.250%	4/27/17	200	214
	Republic of Croatia	6.375%	3/24/21	350	372
	Republic of Croatia	6.625%	7/14/20	300	324
	Republic of Croatia	6.750%	11/5/19	400	437
Total Croatia (Cost $1,356)					1,347

15

Emerging Markets Government Bond Index Fund

Face	Market
Maturity	Amount	Value
Coupon	Date	($000)	($000)
Dominican Republic (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
1	Dominican Republic	5.875%	4/18/24	200	196
1	Dominican Republic	7.500%	5/6/21	350	387
Total Dominican Republic (Cost $584)	583
Ecuador (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Ecuador	9.375%	12/15/15	100	107
Total Ecuador (Cost $105)	107
Egypt (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Arab Republic of Egypt	5.750%	4/29/20	212	196
Nile Finance Ltd.	5.250%	8/5/15	100	98
Total Egypt (Cost $280)	294
El Salvador (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
Republic of El Salvador	5.875%	1/30/25	200	199
Republic of El Salvador	7.375%	12/1/19	100	113
Republic of El Salvador	7.650%	6/15/35	260	274
Republic of El Salvador	7.750%	1/24/23	100	113
Republic of El Salvador	8.250%	4/10/32	100	114
Total El Salvador (Cost $807)	813
Gabon (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Gabonese Republic	8.200%	12/12/17	100	116
Total Gabon (Cost $116)	116
Georgia (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
Republic of Georgia	6.875%	4/12/21	200	218
Total Georgia (Cost $227)	218
Ghana (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
2	Republic of Ghana	7.875%	8/7/23	200	200
Republic of Ghana	8.500%	10/4/17	100	109
Total Ghana (Cost $309)	309
Guatemala (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Guatemala	4.875%	2/13/28	200	188
Total Guatemala (Cost $196)	188
Honduras (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
1	Republic of Honduras	7.500%	3/15/24	200	177
Total Honduras (Cost $169)	177

16

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Hungary (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
[2,4]	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	204
	Republic of Hungary	4.125%	2/19/18	510	512
	Republic of Hungary	4.750%	2/3/15	100	103
	Republic of Hungary	5.375%	2/21/23	250	249
	Republic of Hungary	6.250%	1/29/20	100	109
	Republic of Hungary	6.375%	3/29/21	560	607
	Republic of Hungary	7.625%	3/29/41	300	337
Total Hungary (Cost $2,103)					2,121
India (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
	Bank of India	3.625%	9/21/18	350	338
	Export-Import Bank of India	4.000%	1/14/23	200	179
	IDBI Bank Ltd.	3.750%	1/25/19	200	188
	Indian Oil Corp. Ltd.	4.750%	1/22/15	150	154
	Indian Oil Corp. Ltd.	5.625%	8/2/21	200	201
	Indian Overseas Bank	5.000%	10/19/16	200	207
	NTPC Ltd.	5.625%	7/14/21	200	203
	State Bank of India	4.125%	8/1/17	850	863
Total India (Cost $2,381)					2,333
Indonesia (5.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.1%)
	Majapahit Holding BV	7.750%	1/20/20	675	773
	Majapahit Holding BV	8.000%	8/7/19	100	116
2	Pertamina Persero PT	4.300%	5/20/23	655	598
	Pertamina Persero PT	5.250%	5/23/21	200	200
2	Pertamina Persero PT	5.625%	5/20/43	200	168
2	Pertamina Persero PT	6.000%	5/3/42	200	176
	Perusahaan Listrik Negara PT	5.250%	10/24/42	200	162
	Perusahaan Listrik Negara PT	5.500%	11/22/21	100	101
2	Perusahaan Penerbit SBSN Indonesia	6.125%	3/15/19	200	216
	Republic of Indonesia	3.300%	11/21/22	228	197
	Republic of Indonesia	3.375%	4/15/23	200	181
	Republic of Indonesia	3.750%	4/25/22	600	568
	Republic of Indonesia	4.000%	11/21/18	200	199
	Republic of Indonesia	4.625%	4/15/43	375	320
	Republic of Indonesia	4.875%	5/5/21	200	208
	Republic of Indonesia	5.250%	1/17/42	300	278
	Republic of Indonesia	5.375%	10/17/23	200	211
	Republic of Indonesia	6.625%	2/17/37	818	894
	Republic of Indonesia	6.875%	3/9/17	350	397
	Republic of Indonesia	6.875%	1/17/18	466	530
	Republic of Indonesia	7.500%	1/15/16	250	279
	Republic of Indonesia	7.750%	1/17/38	100	122
	Republic of Indonesia	11.625%	3/4/19	400	549
Total Indonesia (Cost $7,544)					7,443
Iraq (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
	Republic of Iraq	5.800%	1/15/28	310	270
Total Iraq (Cost $273)					270

17

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ireland (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Gazprombank OJSC Via GPB Eurobond Finance plc	5.625%	5/17/17	200	212
Total Ireland (Cost $212)				212
Jamaica (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
1 Jamaica	8.000%	6/24/19	250	244
Total Jamaica (Cost $250)				244
Kazakhstan (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	200	184
2 KazAgro National Management Holding JSC	4.625%	5/24/23	200	189
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	200	210
Kazatomprom Natsionalnaya Atomnaya
Kompaniya AO	6.250%	5/20/15	200	212
KazMunayGas National Co. JSC	4.400%	4/30/23	200	190
2 KazMunayGas National Co. JSC	5.750%	4/30/43	225	205
KazMunayGas National Co. JSC	9.125%	7/2/18	1,125	1,378
Total Kazakhstan (Cost $2,577)				2,568
Latvia (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
Republic of Latvia	2.750%	1/12/20	300	286
Republic of Latvia	5.250%	2/22/17	200	218
Total Latvia (Cost $505)				504
Lebanon (2.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
Republic of Lebanon	4.750%	11/2/16	100	99
Republic of Lebanon	5.150%	11/12/18	150	147
Republic of Lebanon	5.450%	11/28/19	350	339
Republic of Lebanon	5.500%	4/23/19	50	49
Republic of Lebanon	6.000%	1/27/23	400	384
Republic of Lebanon	6.100%	10/4/22	400	389
Republic of Lebanon	6.375%	3/9/20	580	587
Republic of Lebanon	6.600%	11/27/26	100	99
Republic of Lebanon	8.500%	8/6/15	250	266
Republic of Lebanon	8.500%	1/19/16	300	323
Republic of Lebanon	9.000%	3/20/17	150	167
Total Lebanon (Cost $2,861)				2,849
Lithuania (1.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
Republic of Lithuania	6.125%	3/9/21	375	431
Republic of Lithuania	6.625%	2/1/22	440	522
2 Republic of Lithuania	6.750%	1/15/15	450	479
Total Lithuania (Cost $1,427)				1,432
Luxembourg (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
VTB Bank OJSC Via VTB Capital SA	6.250%	6/30/35	100	106
Total Luxembourg (Cost $106)				106

18

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Malaysia (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
2 Federation of Malaysia	2.991%	7/6/16	625	651
1 Malayan Banking Bhd.	3.250%	9/20/22	200	198
2 Petroliam Nasional Bhd.	7.750%	8/15/15	100	111
2 Petronas Capital Ltd.	5.250%	8/12/19	748	843
Petronas Capital Ltd.	5.250%	8/12/19	216	243
SSG Resources Ltd.	4.250%	10/4/22	200	195
Total Malaysia (Cost $2,242)				2,241
Mexico (7.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (7.9%)
Comision Federal de Electricidad	4.875%	5/26/21	250	261
2 Comision Federal de Electricidad	4.875%	1/15/24	200	203
Pemex Project Funding Master Trust	5.750%	3/1/18	400	446
Pemex Project Funding Master Trust	6.625%	6/15/35	540	584
Petroleos Mexicanos	3.500%	7/18/18	300	307
Petroleos Mexicanos	3.500%	1/30/23	250	231
Petroleos Mexicanos	4.875%	3/15/15	350	368
Petroleos Mexicanos	4.875%	1/24/22	300	311
Petroleos Mexicanos	5.500%	1/21/21	350	381
Petroleos Mexicanos	5.500%	6/27/44	500	462
Petroleos Mexicanos	6.000%	3/5/20	100	112
Petroleos Mexicanos	6.500%	6/2/41	600	641
Petroleos Mexicanos	8.000%	5/3/19	472	578
United Mexican States	3.625%	3/15/22	400	404
United Mexican States	4.000%	10/2/23	1,525	1,543
United Mexican States	4.750%	3/8/44	750	698
United Mexican States	5.625%	1/15/17	640	718
United Mexican States	5.750%	10/12/10	450	430
United Mexican States	5.950%	3/19/19	375	436
United Mexican States	6.050%	1/11/40	420	474
United Mexican States	6.625%	3/3/15	200	215
United Mexican States	6.750%	9/27/34	885	1,072
United Mexican States	7.500%	4/8/33	50	65
United Mexican States	8.000%	9/24/22	150	196
United Mexican States	11.375%	9/15/16	200	258
Total Mexico (Cost $11,552)				11,394
Mongolia (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
Mongolia	5.125%	12/5/22	250	220
Total Mongolia (Cost $234)				220
Morocco (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
Kingdom of Morocco	4.250%	12/11/22	250	236
Kingdom of Morocco	5.500%	12/11/42	200	175
Total Morocco (Cost $413)				411

19

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Namibia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Namibia	5.500%	11/3/21	200	210
Total Namibia (Cost $206)				210
Nigeria (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
2 Federal Republic of Nigeria	5.125%	7/12/18	200	207
Total Nigeria (Cost $198)				207
Pakistan (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Islamic Republic of Pakistan	6.875%	6/1/17	175	172
Total Pakistan (Cost $169)				172
Panama (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
Republic of Panama	5.200%	1/30/20	100	110
1 Republic of Panama	6.700%	1/26/36	680	800
Republic of Panama	7.250%	3/15/15	400	433
Republic of Panama	8.875%	9/30/27	125	174
Republic of Panama	9.375%	4/1/29	50	72
Total Panama (Cost $1,641)				1,589
Peru (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
Fondo MIVIVIENDA SA	3.500%	1/31/23	100	92
Republic of Peru	5.625%	11/18/50	100	105
1 Republic of Peru	6.550%	3/14/37	859	1,023
Republic of Peru	7.125%	3/30/19	200	243
Republic of Peru	7.350%	7/21/25	200	257
Republic of Peru	8.375%	5/3/16	150	174
Republic of Peru	8.750%	11/21/33	50	72
Total Peru (Cost $2,045)				1,966
Philippines (3.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.2%)
5 Power Sector Assets & Liabilities
Management Corp.	6.875%	11/2/16	100	113
5 Power Sector Assets & Liabilities
Management Corp.	7.250%	5/27/19	214	258
5 Power Sector Assets & Liabilities
Management Corp.	7.390%	12/2/24	100	125
Republic of Philippines	4.000%	1/15/21	250	266
Republic of Philippines	5.500%	3/30/26	550	631
Republic of Philippines	6.375%	1/15/32	300	360
Republic of Philippines	6.375%	10/23/34	500	608
Republic of Philippines	7.750%	1/14/31	400	538
Republic of Philippines	9.375%	1/18/17	200	245
Republic of Philippines	9.500%	2/2/30	325	496
Republic of Philippines	10.625%	3/16/25	300	476
Republic of Philippines	8.375%	6/17/19	405	522
Total Philippines (Cost $4,717)				4,638

20

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Poland (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
	Republic of Poland	3.000%	3/17/23	500	467
	Republic of Poland	3.875%	7/16/15	300	315
	Republic of Poland	5.000%	3/23/22	200	218
	Republic of Poland	5.125%	4/21/21	675	744
	Republic of Poland	6.375%	7/15/19	525	619
Total Poland (Cost $2,384)					2,363
Qatar (4.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.4%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	100	107
[2,6]	Qatari Diar Finance QSC	3.500%	7/21/15	215	223
[2,6]	Qatari Diar Finance QSC	5.000%	7/21/20	275	305
	QNB Finance Ltd.	2.125%	2/14/18	400	392
	QNB Finance Ltd.	3.375%	2/22/17	400	415
2	Qtel International Finance Ltd.	3.250%	2/21/23	150	138
2	Qtel International Finance Ltd.	3.375%	10/14/16	305	318
2	Qtel International Finance Ltd.	3.875%	1/31/28	200	177
2	Qtel International Finance Ltd.	4.750%	2/16/21	300	318
2	Qtel International Finance Ltd.	5.000%	10/19/25	200	205
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	178	193
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	270	290
6	State of Qatar	2.099%	1/18/18	300	301
6	State of Qatar	3.241%	1/18/23	425	414
2	State of Qatar	4.000%	1/20/15	475	493
2	State of Qatar	4.500%	1/20/22	200	216
2	State of Qatar	5.250%	1/20/20	757	859
2	State of Qatar	5.750%	1/20/42	200	218
2	State of Qatar	6.400%	1/20/40	200	235
2	State of Qatar	6.550%	4/9/19	250	300
2	State of Qatar	9.750%	6/15/30	150	233
Total Qatar (Cost $6,428)					6,350
Romania (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Republic of Romania	4.375%	8/22/23	176	172
	Republic of Romania	6.750%	2/7/22	450	519
Total Romania (Cost $700)					691
Russia (12.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (12.7%)
	AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	120	147
	Bank of Moscow via BOM Capital PL	6.699%	3/11/15	175	184
	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	200	189
	Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	378	370
	Gazprom OAO Via Gaz Capital SA	4.950%	5/23/16	200	212
	Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	550	547
	Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	450	408
	Gazprom OAO Via Gaz Capital SA	5.092%	11/29/15	200	212
	Gazprom OAO Via Gaz Capital SA	6.212%	11/22/16	325	358
	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	250	278
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	100	125
	Gazprombank OJSC Via GPB Eurobond Finance plc	6.500%	9/23/15	345	369

21

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Gazprombank OJSC Via GPB Eurobond Finance
plc	7.875%	4/29/49	200	205
Rosneft Oil Co. via Rosneft International Finance
Ltd.	4.199%	3/6/22	527	494
2 Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	100	102
Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.298%	12/27/17	318	330
1 Russian Agricultural Bank OJSC Via RSHB
Capital SA	6.000%	6/3/21	200	204
Russian Agricultural Bank OJSC Via RSHB
Capital SA	6.299%	5/15/17	200	216
Russian Federation	3.250%	4/4/17	200	209
2 Russian Federation	3.500%	1/16/19	300	308
Russian Federation	3.625%	4/29/15	700	727
Russian Federation	4.500%	4/4/22	200	208
2 Russian Federation	4.500%	4/4/22	700	728
2 Russian Federation	4.875%	9/16/23	200	211
Russian Federation	4.875%	9/16/23	200	210
Russian Federation	5.000%	4/29/20	500	545
Russian Federation	5.625%	4/4/42	800	832
1 Russian Federation	7.500%	3/31/30	2,324	2,766
Russian Federation	11.000%	7/24/18	500	685
Russian Federation	12.750%	6/24/28	375	654
Russian Railways via RZD Capital plc	5.700%	4/5/22	200	210
Russian Railways via RZD Capital plc	5.739%	4/3/17	250	269
Sberbank of Russia Via SB Capital SA	4.950%	2/7/17	500	532
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	524	505
2 Sberbank of Russia Via SB Capital SA	5.250%	5/23/23	150	139
Sberbank of Russia Via SB Capital SA	5.499%	7/7/15	250	265
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	200	214
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	200	216
Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	300	321
Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	100	109
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	550	618
VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	525	559
VTB Bank OJSC Via VTB Capital SA	6.465%	3/4/15	300	316
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	350	376
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	375	384
1 VTB Bank OJSC via VTB Eurasia Ltd.	9.500%	12/29/49	250	273
Total Russia (Cost $18,408)				18,339
Saudi Arabia (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	200	203
Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	550	528
Total Saudi Arabia (Cost $752)				731
Serbia (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
Republic of Serbia	4.875%	2/25/20	500	472
Republic of Serbia	5.250%	11/21/17	400	398
Total Serbia (Cost $896)				870

22

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
South Africa (1.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	400	403
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	200	207
	Republic of South Africa	4.665%	1/17/24	300	297
	Republic of South Africa	5.500%	3/9/20	385	418
	Republic of South Africa	5.875%	5/30/22	625	686
	Republic of South Africa	5.875%	9/16/25	200	214
	Republic of South Africa	6.875%	5/27/19	100	116
2	Transnet SOC Ltd.	4.000%	7/26/22	200	178
Total South Africa (Cost $2,538)					2,519
Sri Lanka (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
	Bank of Ceylon	5.325%	4/16/18	200	193
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	200	195
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	432	437
	Democratic Socialist Republic of Sri Lanka	7.400%	1/22/15	100	104
Total Sri Lanka (Cost $927)					929
Thailand (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	PTT PCL	4.500%	10/25/42	200	166
Total Thailand (Cost $182)					166
Trinidad and Tobago (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
1	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	75	80
2	Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	150	191
Total Trinidad and Tobago (Cost $270)					271
Turkey (5.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.8%)
	Export Credit Bank of Turkey	5.875%	4/24/19	200	210
7	Republic of Turkey	2.803%	3/26/18	450	431
	Republic of Turkey	3.250%	3/23/23	451	398
2	Republic of Turkey	4.557%	10/10/18	150	153
	Republic of Turkey	4.875%	4/16/43	500	433
	Republic of Turkey	5.625%	3/30/21	701	745
	Republic of Turkey	6.000%	1/14/41	550	553
	Republic of Turkey	6.250%	9/26/22	504	554
	Republic of Turkey	6.750%	4/3/18	987	1,105
	Republic of Turkey	6.750%	5/30/40	100	109
	Republic of Turkey	6.875%	3/17/36	830	919
	Republic of Turkey	7.000%	9/26/16	700	780
	Republic of Turkey	7.000%	3/11/19	100	114
	Republic of Turkey	7.000%	6/5/20	50	57
	Republic of Turkey	7.250%	3/15/15	100	107
	Republic of Turkey	7.375%	2/5/25	400	469
	Republic of Turkey	7.500%	7/14/17	200	229
	Republic of Turkey	8.000%	2/14/34	100	124
	Republic of Turkey	11.875%	1/15/30	100	164
	Turkiye Halk Bankasi AS	3.875%	2/5/20	200	183

23

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Turkiye Halk Bankasi AS	4.875%	7/19/17	200	203
	Turkiye Vakiflar Bankasi Tao	3.750%	4/15/18	200	191
	Turkiye Vakiflar Bankasi Tao	6.000%	11/1/22	200	187
Total Turkey (Cost $8,848)					8,418
Ukraine (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
	Financing of Infrastructural Projects State
	Enterprise	7.400%	4/20/18	200	170
8	Financing of Infrastructural Projects State
	Enterprise	8.375%	11/3/17	250	219
	Oschadbank Via SSB #1 plc	8.875%	3/20/18	200	168
	Ukraine	6.250%	6/17/16	200	180
	Ukraine	6.580%	11/21/16	615	553
	Ukraine	6.750%	11/14/17	100	90
	Ukraine	7.750%	9/23/20	398	360
	Ukraine	7.950%	2/23/21	450	408
	Ukraine	9.250%	7/24/17	400	386
	Ukreximbank Via Biz Finance plc	8.375%	4/27/15	125	117
Total Ukraine (Cost $2,878)					2,651
United Arab Emirates (4.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.2%)
2	Abu Dhabi National Energy Co.	2.500%	1/12/18	200	200
2	Abu Dhabi National Energy Co.	3.625%	1/12/23	400	376
2	Abu Dhabi National Energy Co.	5.875%	10/27/16	260	290
2	Abu Dhabi National Energy Co.	5.875%	12/13/21	200	224
2	Abu Dhabi National Energy Co.	6.500%	10/27/36	100	118
	ADCB Finance Cayman Ltd.	2.500%	3/6/18	200	197
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	200	196
2	Dolphin Energy Ltd.	5.500%	12/15/21	220	243
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	71	78
2	DP World Ltd.	6.850%	7/2/37	300	315
2	DP World Sukuk Ltd.	6.250%	7/2/17	270	297
2	Dubai Electricity & Water Authority	6.375%	10/21/16	100	112
2	Dubai Electricity & Water Authority	7.375%	10/21/20	250	292
2	Dubai Electricity & Water Authority	8.500%	4/22/15	200	219
2	Emirate of Abu Dhabi	6.750%	4/8/19	175	215
	Emirate of Dubai United Arab Emirates	3.875%	1/30/23	200	189
	Emirate of Dubai United Arab Emirates	4.900%	5/2/17	200	214
	Emirate of Dubai United Arab Emirates	5.250%	1/30/43	200	172
	Emirate of Dubai United Arab Emirates	6.396%	11/3/14	150	157
	Emirate of Dubai United Arab Emirates	6.700%	10/5/15	200	217
	Emirate of Dubai United Arab Emirates	7.750%	10/5/20	100	119
[1,2]	Emirates Airline	4.500%	2/6/25	160	149
	Emirates NBD PJSC	4.625%	3/28/17	225	235
2	IPIC GMTN Ltd.	6.875%	11/1/41	200	251
2	MDC-GMTN B.V.	5.500%	4/20/21	200	224
2	MDC-GMTN B.V.	7.625%	5/6/19	200	248
	National Bank of Abu Dhabi PJSC	3.000%	8/13/19	200	199
	National Bank of Abu Dhabi PJSC	4.250%	3/25/15	100	104
1	Ruwais Power Co. PJSC	6.000%	8/31/36	200	210
[1,2]	Waha Aerospace BV	3.925%	7/28/20	91	96
Total United Arab Emirates (Cost $6,199)					6,156

24

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
United States (0.5%)
U.S. Government and Agency Obligations (0.5%)
	United States Treasury Note/Bond	0.375%	8/31/15	120	120
	United States Treasury Note/Bond	1.250%	10/31/18	75	75
	United States Treasury Note/Bond	1.375%	9/30/18	475	477
	United States Treasury Note/Bond	4.375%	2/15/38	10	11
Total United States (Cost $682)					683
Uruguay (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
1	Oriental Republic of Uruguay	4.125%	11/20/45	225	184
1	Oriental Republic of Uruguay	4.500%	8/14/24	496	511
1	Oriental Republic of Uruguay	7.625%	3/21/36	300	384
Total Uruguay (Cost $1,080)					1,079
Venezuela (5.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.3%)
	Bolivarian Republic of Venezuela	5.750%	2/26/16	365	327
	Bolivarian Republic of Venezuela	6.000%	12/9/20	100	73
	Bolivarian Republic of Venezuela	7.000%	12/1/18	250	206
	Bolivarian Republic of Venezuela	7.000%	3/31/38	200	133
	Bolivarian Republic of Venezuela	7.650%	4/21/25	150	110
	Bolivarian Republic of Venezuela	7.750%	10/13/19	450	367
	Bolivarian Republic of Venezuela	8.250%	10/13/24	484	368
	Bolivarian Republic of Venezuela	9.000%	5/7/23	650	527
	Bolivarian Republic of Venezuela	9.250%	9/15/27	650	537
	Bolivarian Republic of Venezuela	9.250%	5/7/28	440	347
	Bolivarian Republic of Venezuela	9.375%	1/13/34	200	158
	Bolivarian Republic of Venezuela	11.750%	10/21/26	425	392
1	Bolivarian Republic of Venezuela	11.950%	8/5/31	535	495
1	Bolivarian Republic of Venezuela	12.750%	8/23/22	325	328
	Bolivarian Republic of Venezuela	13.625%	8/15/18	300	319
	Petroleos de Venezuela SA	5.250%	4/12/17	450	361
	Petroleos de Venezuela SA	5.375%	4/12/27	500	306
	Petroleos de Venezuela SA	5.500%	4/12/37	150	88
1	Petroleos de Venezuela SA	8.500%	11/2/17	1,100	989
1	Petroleos de Venezuela SA	9.000%	11/17/21	488	401
1	Petroleos de Venezuela SA	9.750%	5/17/35	500	383
1	Petroleos de Venezuela SA	12.750%	2/17/22	490	486
Total Venezuela (Cost $8,240)					7,701
Vietnam (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Socialist Republic of Vietnam	6.750%	1/29/20	173	191
	Socialist Republic of Vietnam	6.875%	1/15/16	100	108
Total Vietnam (Cost $294)					299
Zambia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Republic of Zambia	5.375%	9/20/22	200	180
Total Zambia (Cost $189)					180

25

Emerging Markets Government Bond Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investments (1.6%)
Money Market Fund (1.6%)
9 Vanguard Market Liquidity Fund	0.120%	2,222,639	2,223
Total Temporary Cash Investments (Cost $2,223)			2,223
Total Investments (99.7%) (Cost $146,554)			144,262
Other Assets and Liabilities (0.3%)
Other Assets			5,325
Liabilities			(4,834)
			491
Net Assets (100%)			144,753

At October 31, 2013, net assets consisted of:
			Amount
			($000)
Paid-in Capital			146,925
Undistributed Net Investment Income			309
Accumulated Net Realized Losses			(189)
Unrealized Appreciation (Depreciation)			(2,292)
Net Assets			144,753

Investor Shares—Net Assets
Applicable to 432,532 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			4,212
Net Asset Value Per Share—Investor Shares			$9.74

Admiral Shares—Net Assets
Applicable to 2,826,236 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			55,049
Net Asset Value Per Share—Admiral Shares			$19.48

26

Emerging Markets Government Bond Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 1,100,167 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	85,492
Net Asset Value Per Share—ETF Shares	$77.71

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate value of these securities was $23,784,000, representing 16.4% of net assets.
3 Adjustable-rate security.
4 Guaranteed by the Republic of Hungary
5 Guaranteed by the Republic of the Philippines
6 Guaranteed by the State of Qatar.
7 Guaranteed by the Republic of Turkey
8 Guaranteed by the Government of the Ukraine
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

27

Emerging Markets Government Bond Index Fund

Statement of Operations

May 14, 2013[1] to
October 31, 2013
($000)
Investment Income
Income
Interest[2,3]	2,108
Total Income	2,108
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1
Management and Administrative—Investor Shares	5
Management and Administrative—Admiral Shares	42
Management and Administrative—ETF Shares	76
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	1
Marketing and Distribution—ETF Shares	4
Custodian Fees	15
Auditing Fees	25
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports— ETF Shares	—
Total Expenses	171
Net Investment Income	1,937
Realized Net Gain (Loss) on Investment Securities Sold	(189)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(2,292)
Net Increase (Decrease) in Net Assets Resulting from Operations	(544)
1 Commencement of subscription period for the fund.
2 Interest income from an affiliated company of the fund was $2,000.
3 Interest income is net of foreign withholding taxes of $50,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

May 14, 2013[1] to
October 31, 2013
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,937
Realized Net Gain (Loss)	(189)
Change in Unrealized Appreciation (Depreciation)	(2,292)
Net Increase (Decrease) in Net Assets Resulting from Operations	(544)
Distributions
Net Investment Income
Investor Shares	(50)
Admiral Shares	(685)
ETF Shares	(893)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
ETF Shares	—
Total Distributions	(1,628)
Capital Share Transactions
Investor Shares	4,229
Admiral Shares	55,480
ETF Shares	87,216
Net Increase (Decrease) from Capital Share Transactions	146,925
Total Increase (Decrease)	144,753
Net Assets
Beginning of Period	—
End of Period[2]	144,753
1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed net investment income of $309,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
May 14, 2013[1] to
For a Share Outstanding Throughout the Period	October 31, 2013
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	.149
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.261)
Total from Investment Operations	(.112)
Distributions
Dividends from Net Investment Income	(.148)
Distributions from Realized Capital Gains	—
Total Distributions	(.148)
Net Asset Value, End of Period	$9.74

Total Return [3]	-1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4
Ratio of Total Expenses to Average Net Assets	0.49%[4]
Ratio of Net Investment Income to Average Net Assets	3.81%[4]
Portfolio Turnover Rate[5]	38%

1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Includes increases from purchase fees of $.03.
3 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
May 14, 2013[1] to
For a Share Outstanding Throughout the Period	October 31, 2013
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.309
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.522)
Total from Investment Operations	(.213)
Distributions
Dividends from Net Investment Income	(.307)
Distributions from Realized Capital Gains	—
Total Distributions	(. 307)
Net Asset Value, End of Period	$19.48

Total Return [3]	-1.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55
Ratio of Total Expenses to Average Net Assets	0.34%[4]
Ratio of Net Investment Income to Average Net Assets	3.96%[4]
Portfolio Turnover Rate[5]	38%

1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $20.07.
2 Includes increases from purchase fees of $.06.
3 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
May 31, 2013[1] to
For a Share Outstanding Throughout the Period	October 31, 2013
Net Asset Value, Beginning of Period	$79.52
Investment Operations
Net Investment Income	1.217
Net Realized and Unrealized Gain (Loss) on Investments[2]	(2.086)
Total from Investment Operations	(.869)
Distributions
Dividends from Net Investment Income	(.941)
Distributions from Realized Capital Gains	—
Total Distributions	(. 941)
Net Asset Value, End of Period	$77.71

Total Return	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$85
Ratio of Total Expenses to Average Net Assets	0.35%[3]
Ratio of Net Investment Income to Average Net Assets	3.95%[3]
Portfolio Turnover Rate[4]	38%

1 Inception.
2 Includes increases from purchase fees of $.30.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares through October 31, 2013. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

33

Emerging Markets Government Bond Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $17,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	683	—
Sovereign Bonds	—	141,356	—
Temporary Cash Investments	2,223	—	—
Total	2,223	142,039	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2013, the fund had available capital losses totaling $179,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2013, the cost of investment securities for tax purposes was $146,564,000. Net unrealized depreciation of investment securities for tax purposes was $2,302,000, consisting of unrealized gains of $1,067,000 on securities that had risen in value since their purchase and $3,369,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended October 31, 2013, the fund purchased $152,262,000 of investment securities and sold $9,835,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $32,108,000 and $31,533,000, respectively. Total purchases and sales include $63,712,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Emerging Markets Government Bond Index Fund

F. Capital share transactions for each class of shares were:

	October 31, 2013
	Amount	Shares
	($000)	(000)
Investor Shares[1]
Issued [2]	5,058	519
Issued in Lieu of Cash Distributions	47	5
Redeemed	(876)	(91)
Net Increase (Decrease)—Investor Shares	4,229	433
Admiral Shares[1]
Issued [2]	59,924	3,057
Issued in Lieu of Cash Distributions	632	33
Redeemed	(5,076)	(264)
Net Increase (Decrease) —Admiral Shares	55,480	2,826
ETF Shares[3]
Issued [2]	87,216	1,100
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	87,216	1,100
1 Commencement of subscription period for the fund was May 14, 2013.
2 Includes purchase fees of $482,000 (fund total).
3 Inception date was May 31, 2013.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

35

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Emerging Markets Government Bond Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Government Bond Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 31, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 18, 2013

36

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Emerging Markets Government Bond Index Fund with an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group—would provide investment advisory services to the fund at cost. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board could not consider the performance of the fund because it was newly launched. However, the board determined that, in its management of other Vanguard index funds, the Fixed Income Group has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided and concluded that the fund’s expense ratio would be below the average expense ratio charged by funds in its peer group. Information about the fund’s expense ratio appears in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

37

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

38

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11200 122013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2013: $148,000
Fiscal Year Ended October 31, 2012: $120,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2013: $5,714,113
Fiscal Year Ended October 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended October 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2013: $1,552,950
Fiscal Year Ended October 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2013: $110,000
Fiscal Year Ended October 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended October 31, 2012.

(d) All Other Fees.

Fiscal Year Ended October 31, 2013: $132,000
Fiscal Year Ended October 31, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2013: $242,000
Fiscal Year Ended October 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2013
VANGUARD WHITEHALL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.